                                                                         ANNEX D

JUNE 11, 2004                                                   JPMCC 2004-CIBC9


--------------------------------------------------------------------------------

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------


                     ------------------------------------


                                  $862,209,000
                                 (Approximate)


             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                                   Depositor


                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2004-CIBC9

                     ------------------------------------


                              JPMORGAN CHASE BANK

                                   CIBC INC.

                             Mortgage Loan Sellers






JPMORGAN                                                      CIBC WORLD MARKETS

ABN AMRO INCORPORATED                                             MORGAN STANLEY


The analyses in this structural and collateral term sheet are based upon information provided by JPMorgan Chase Bank and CIBC Inc. (the "Sellers"). J.P. Morgan Securities Inc., CIBC World Markets Corp., ABN AMRO Incorporated, and Morgan Stanley & Co. Incorporated (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Final Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Prospectus and Final Prospectus Supplement. These materials are subject to change, completion or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and Final Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the Securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                                  KEY FEATURES
--------------------------------------------------------------------------------


  CO-LEAD MANAGERS:        J.P. Morgan Securities Inc. (Sole Bookrunner)
                           CIBC World Markets Corp.

  CO-MANAGERS:             ABN AMRO Incorporated
                           Morgan Stanley & Co. Incorporated

  MORTGAGE LOAN SELLERS:   JPMorgan Chase Bank (53.2%)
                           CIBC Inc. (46.8%)

  SERVICER:                GMAC Commercial Mortgage Corporation

  SPECIAL SERVICER:        ARCap Servicing, Inc.

  TRUSTEE:                 LaSalle Bank National Association

  FISCAL AGENT:            ABN AMRO Bank N.V.

  RATING AGENCIES:         Standard & Poor's Ratings Services, a division of The
                           McGraw-Hill Companies, Inc. Fitch, Inc.

  PRICING DATE:            On or about June 23, 2004

  CLOSING DATE:            On or about June 30, 2004

  CUT-OFF DATE:            With respect to each mortgage loan, the related due
                           date of that mortgage loan in June 2004 or, with
                           respect to those mortgage loans that were originated
                           in May 2004 and have their first payment date in July
                           2004, June 1, 2004 or, with respect to those mortgage
                           loans that were originated in June 2004 and have
                           their first payment date in August 2004, the
                           origination date.

  DISTRIBUTION DATE:       The 12th day of each month or, if the 12th day is not
                           a business day, on the next succeeding business day,
                           beginning in July 2004.

  PAYMENT DELAY:           11 days

  TAX STATUS:              REMIC

  ERISA CONSIDERATIONS:    Classes A-1, A-2, A-3, A-4, B, C, D & E are expected
                           to be ERISA eligible.

  OPTIONAL TERMINATION:    1.0% clean-up call and when offered certificates are
                           retired, upon election by holder of all outstanding
                           certificates

  MINIMUM DENOMINATIONS:   $10,000

  SETTLEMENT TERMS:        DTC, Euroclear and Clearstream Banking

--------------------------------------------------------------------------------
                           COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------


COLLATERAL CHARACTERISTICS                                  ALL MORTGAGE LOANS         LOAN GROUP 1        LOAN GROUP 2
--------------------------                                  ------------------         ------------        ------------
INITIAL POOL BALANCE (IPB):                                     $1,114,115,388         $942,981,413        $171,133,975
NUMBER OF MORTGAGED LOANS:                                                 102                   81                  21
NUMBER OF MORTGAGED PROPERTIES:                                            117                   95                  22
AVERAGE CUT-OFF BALANCE PER LOAN:                                  $10,922,700          $11,641,746          $8,149,237
AVERAGE CUT-OFF BALANCE PER PROPERTY:                               $9,522,354           $9,926,120          $7,778,817
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                           5.5365%              5.5778%             5.3091%
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                                 1.66x                1.69x               1.45x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):                       68.6%                67.8%               73.0%
WEIGHTED AVERAGE MATURITY DATE LTV(1,2):                                 59.2%                58.6%               62.5%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS)(1):                   118                  120                 110
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(3):                   338                  336                 350
WEIGHTED AVERAGE SEASONING (MONTHS):                                         1                    1                   0
10 LARGEST LOANS AS % OF IPB(4):                                         47.2%                54.0%               80.3%
SINGLE TENANT PROPERTIES AS % OF IPB:                                     5.9%                 7.0%                 NAP

1    With respect to each ARD loan, to the related anticipated repayment date.

2    Excludes fully amortizing mortgage loans.

3    Excludes Mortgage loans that are interest only for their entire term.

4    Each group of cross-collateralized mortgage loans is treated as one loan.


                                    2 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                            SUMMARY OF CERTIFICATES
--------------------------------------------------------------------------------


PUBLICLY OFFERED CLASSES

-------------------------------------------------------------------------------------------------------------------
                                      INITIAL CLASS
            EXPECTED RATINGS     CERTIFICATE BALANCE      CREDIT SUPPORT      WEIGHTED AVG.
   CLASS      (S&P/FITCH)         OR NOTIONAL AMOUNT     (% OF BALANCE)(1)   LIFE (YEARS)(2)  PRINCIPAL WINDOW(2)
-------------------------------------------------------------------------------------------------------------------
 A-1            AAA/AAA               $65,887,000             13.875%              2.99         7/2004-8/2009
 A-2            AAA/AAA              $205,168,000             13.875%              6.75         8/2009-6/2011
 A-3            AAA/AAA               $85,506,000             13.875%              8.98         6/2011-4/2014
 A-4            AAA/AAA              $431,837,000             13.875%              9.94         4/2014-7/2014
 B               AA/AA                $27,853,000             11.375%             10.03         7/2014-7/2014
 C              AA-/AA-               $13,927,000             10.125%             10.03         7/2014-7/2014
 D                A/A                 $20,889,000              8.250%             10.03         7/2014-7/2014
 E               A-/A-                $11,142,000              7.250%             10.11        7/2014-11/2014
-------------------------------------------------------------------------------------------------------------------

PRIVATELY OFFERED CLASSES



----------------------------------------------------------------------------------------------------------------------
                                       INITIAL CLASS
              EXPECTED RATINGS     CERTIFICATE BALANCE      CREDIT SUPPORT      WEIGHTED AVG.
   CLASS        (S&P/FITCH)         OR NOTIONAL AMOUNT     (% OF BALANCE)(1)   LIFE (YEARS)(2)   PRINCIPAL WINDOW(2)
----------------------------------------------------------------------------------------------------------------------
 X3               AAA/AAA             $1,114,115,388             N/A                 N/A               N/A
 A-1A             AAA/AAA               $171,133,000            13.875%              N/A               N/A
 F               BBB+/BBB+               $15,319,000             5.875%              N/A               N/A
 G                BBB/BBB                 $9,748,000             5.000%              N/A               N/A
 H               BBB-/BBB-               $18,104,000             3.375%              N/A               N/A
 J                BB+/BB+                 $2,786,000             3.125%              N/A               N/A
 K                 BB/BB                  $4,178,000             2.750%              N/A               N/A
 L                BB-/BB-                 $5,570,000             2.250%              N/A               N/A
 M                 B+/B+                  $5,571,000             1.750%              N/A               N/A
 N                  B/B                   $2,785,000             1.500%              N/A               N/A
 P                 B-/B-                  $2,785,000             1.250%              N/A               N/A
 NR                NR/NR                 $13,927,388             N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------

(1) The credit support percentages set forth for Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates are represented in the aggregate.

(2) The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations--Weighted Average Life" in the preliminary prospectus supplement, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

(3)  Notional Amount.


                                    3 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9


--------------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

 o For the purposes of making distributions to the Class A-1, A-2, A-3, A-4 and A-1A Certificates, the pool of mortgage loans will be deemed to consist of two loan groups ("Loan Group 1" and "Loan Group 2").


 o Generally, the holders of the Class A-1, A-2, A-3 and A-4 Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A Certificates has been reduced to zero, and the holders of the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balance of the Class A-4 Certificates has been reduced to zero. However, on any distribution date on which the certificate principal balance of the Class B Certificates through Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect to the mortgage loans will be distributed (without regard to loan group) to the Class A-1, A-2, A-3, A-4 and A-1A Certificates, pro-rata.


 o Interest payments will be made concurrently to holders of Classes A-1, A-2, A-3, A-4 and A-1A (pro-rata to Class A-1, A-2, A-3 and A-4 in respect of the mortgage loans in Loan Group 1, and to Class A-1A in respect of the mortgage loans in Loan Group 2, the foregoing classes, collectively, the "Class A Certificates"), Class X and then, after payment of the principal distribution amount to such Classes (other than the Class X Certificates), interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates.


 o The pass-through rates on the Class A-1, A-2, A-3, A-4, A-1A, B, C, D, E, F, G, H, J, K, L, M, N, P and NR will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above and (iv) the rate described in clause (ii) above less a specified percentage.


 o All Classes of Certificates will accrue interest on a 30/360 basis.


 o Losses will be borne by the Classes (other than the Class X Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates and then pro-rata to the Class A-1, Class A-2, Class A-3,
   Class A-4 and Class A-1A Certificates (without regard to loan group).


 o Yield maintenance charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the publicly offered certificates and the Class A-1A, F, G and H Certificates in the following manner: the holders of each class of Offered Certificates and the Class A-1A, F, G and H Certificates will receive, (with respect to the related Loan Group, if applicable in the case of the Class A-1, A-2, A-3, A-4 and A-1A Certificates) on each Distribution Date an amount of yield maintenance charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X Certificates).

                  Group Principal Paid to Class       Pass-Through Rate on Class -- Discount Rate
   YM Charge  x  -------------------------------  x  ---------------------------------------------
                   Group Total Principal Paid           Mortgage Rate on Loan -- Discount Rate

 o All prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X Certificates.


 o The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such adjustment is determined, the interest portion of any P&I Advance will be reduced in proportion to such adjustment.


                                    4 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9







                      [THIS PAGE INTENTIONALLY LEFT BLANK]









                                    5 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                ALL MORTGAGE LOANS -- COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------
                                    CUT-OFF DATE PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------
 RANGE OF PRINCIPAL                NUMBER         PRINCIPAL         % OF        WA         WA UW
 BALANCES                         OF LOANS         BALANCE           IPB       LTV          DSCR
-----------------------------------------------------------------------------------------------------
  $1,250,000 --   $2,999,999          22          $44,414,073         4.0%    66.3%        1.52x
  $3,000,000 --   $3,999,999          10           35,329,422         3.2     69.8%        1.38x
  $4,000,000 --   $4,999,999           6           27,504,548         2.5     71.7%        1.40x
  $5,000,000 --   $6,999,999          18          102,046,596         9.2     73.3%        1.35x
  $7,000,000 --   $9,999,999          17          147,498,378        13.2     71.8%        1.42x
 $10,000,000 --  $14,999,999          18          215,057,621        19.3     71.2%        1.51x
 $15,000,000 --  $24,999,999           4           73,059,822         6.6     75.7%        1.38x
 $25,000,000 --  $49,999,999           4          142,762,945        12.8     71.8%        1.46x
 $50,000,000 --  $74,999,999           1           66,941,983         6.0     79.7%        1.28x
 $75,000,000 -- $142,500,000           2          259,500,000        23.3     56.2%        2.41x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:             102       $1,114,115,388       100.0%    68.6%        1.66x
-----------------------------------------------------------------------------------------------------
 AVERAGE PER LOAN: $10,922,700
 AVERAGE PER PROPERTY: $9,522,354
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                RANGE OF MORTGAGE INTEREST RATES
-----------------------------------------------------------------------------------------------------
 RANGE OF MORTGAGE INTEREST        NUMBER         PRINCIPAL          % OF       WA         WA UW
 RATES                            OF LOANS         BALANCE            IPB      LTV          DSCR
-----------------------------------------------------------------------------------------------------
 3.9900% -- 4.4999%                   6         $192,075,000         17.2%    57.7%        2.68x
 4.5000% -- 4.9999%                   5           40,350,000          3.6     62.2%        1.63x
 5.0000% -- 5.4999%                  23          180,492,153         16.2     75.5%        1.39x
 5.5000% -- 5.9999%                  35          381,739,644         34.3     68.4%        1.52x
 6.0000% -- 6.4999%                  21          213,297,591         19.1     75.6%        1.31x
 6.5000% -- 6.9999%                   9           74,061,000          6.6     65.1%        1.55x
 7.0000% -- 7.4600%                   3           32,100,000          2.9     68.7%        1.29x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGTHTED AVERAGE:           102       $1,114,115,388        100.0%    68.6%        1.66x
-----------------------------------------------------------------------------------------------------
 WA MORTGAGE INTEREST RATE: 5.5365%
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                            ORIGINAL TERM TO MATURITY/ARD IN MONTHS
-----------------------------------------------------------------------------------------------------
 ORIGINAL TERM TO               NUMBER         PRINCIPAL         % OF       WA          WA UW
 MATURITY/ARD                  OF LOANS         BALANCE           IPB      LTV           DSCR
-----------------------------------------------------------------------------------------------------
  60 --  84                       18         $223,632,297         20.1%    63.3%        2.41x
  85 -- 120                       71          773,684,165         69.4     69.9%        1.48x
 121 -- 246                       13          116,798,926         10.5     70.7%        1.37x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         102       $1,114,115,388        100.0%    68.6%        1.66x
-----------------------------------------------------------------------------------------------------
 WA ORIGINAL TERM TO MATURITY/ARD: 119
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                     GEOGRAPHIC DISTRIBUTION
-----------------------------------------------------------------------------------------------------
                                NUMBER          PRINCIPAL        % OF        WA       WA UW
 LOCATION                   OF PROPERTIES       BALANCE          IPB        LTV       DSCR
-----------------------------------------------------------------------------------------------------
 CALIFORNIA                       20          $265,592,754       23.8%      63.1%      2.22x
   Southern California            13           195,788,112       17.6       59.3%      2.47x
   Northern California             7            69,804,642        6.3       74.0%      1.53x
 NEW YORK                          6           161,870,000       14.5       62.0%      1.68x
 WASHINGTON                        3            87,741,983        7.9       79.3%      1.29x
 TEXAS                            14            78,520,222        7.0       69.8%      1.46x
 OTHER                            74           520,390,429       46.7       71.5%      1.45x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         117        $1,114,115,388      100.0%      68.6%      1.66x
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                      UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
-----------------------------------------------------------------------------------------------------
                                NUMBER         PRINCIPAL         % OF          WA         WA UW
 UW DSCR                      OF LOANS         BALANCE           IPB          LTV         DSCR
-----------------------------------------------------------------------------------------------------
(less than) = 1.19X                1           $4,783,306         0.4%        70.3%        1.19x
     1.20X -- 1.29X               31          284,155,491        25.5         76.7%        1.26x
     1.30X -- 1.39X               28          264,803,000        23.8         75.4%        1.34x
     1.40X -- 1.49X               15          117,093,134        10.5         72.4%        1.45x
     1.50X -- 1.69X               13           76,889,456         6.9         70.1%        1.56x
     1.70X -- 1.99X                8          199,466,000        17.9         54.1%        1.86x
     2.00X -- 2.88X                6          166,925,000        15.0         58.0%        2.81x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         102       $1,114,115,388       100.0%        68.6%        1.66x
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                          REMAINING TERM TO MATURITY/ARD DATE IN MONTHS
-----------------------------------------------------------------------------------------------------
 RANGE OF REMAINING TERMS        NUMBER         PRINCIPAL          % OF      WA          WA UW
 TO MATURITY/ARD                OF LOANS         BALANCE            IPB      LTV          DSCR
-----------------------------------------------------------------------------------------------------
  60 --  84                        18         $223,632,297         20.1%    63.3%        2.41x
  85 -- 120                        71          773,684,165         69.4     69.9%        1.48x
 121 -- 241                        13          116,798,926         10.5     70.7%        1.37x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          102       $1,114,115,388        100.0%    68.6%        1.66x
-----------------------------------------------------------------------------------------------------
 WA REMAINING TERM TO MATURITY/ARD: 118
-----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                           PROPERTY TYPE DISTRIBUTION
----------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF       PRINCIPAL        % OF        WA       WA UW
 PROPERTY TYPE                   SUB PROPERTY TYPE      PROPERTIES       BALANCE          IPB        LTV       DSCR
----------------------------------------------------------------------------------------------------------------------
  RETAIL                   Anchored                          34        $413,945,620       37.2%      67.7%      1.94x
                           Shadow Anchored                   11          54,408,647        4.9%      71.9%      1.36x
                           Unanchored                         5          21,707,940        1.9%      72.1%      1.49x
                           Retail Showroom/Warehouse          1           2,800,000        0.3%      52.8%      1.38x
                          Subtotal                           51        $492,862,207       44.2%      68.3%      1.85x
----------------------------------------------------------------------------------------------------------------------
  OFFICE                   CBD                                6        $205,491,983       18.4%      65.1%      1.61x
                           Suburban                          17         105,750,709        9.5       73.8%      1.33x
                          Subtotal                           23        $311,242,692       27.9%      68.1%      1.52x
----------------------------------------------------------------------------------------------------------------------
  MULTIFAMILY              Garden                            21        $158,253,975       14.2%      72.4%      1.47x
                           Mid/High Rise                      1          12,880,000        1.2%      80.0%      1.25x
                          Subtotal                           22        $171,133,975       15.4%      73.0%      1.45x
----------------------------------------------------------------------------------------------------------------------
  INDUSTRIAL               Warehouse/Distribution             7         $52,860,013        4.7%      74.0%      1.37x
                           Flex                               2           5,875,000        0.5%      64.1%      1.83x
                          Subtotal                            9         $58,735,013        5.3%      73.1%      1.42x
----------------------------------------------------------------------------------------------------------------------
  HOTEL                    Full Service                       3         $32,914,000        3.0%      51.5%      1.77x
----------------------------------------------------------------------------------------------------------------------
  MIXED USE                Retail/Office                      1         $14,000,000        1.3       46.7%      1.98x
                           Multifamily/Retail                 2          10,240,000        0.9       78.8%      1.21x
                          Subtotal                            3         $24,240,000        2.2%      60.3%      1.65x
----------------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING     Manufactured Housing               3         $13,562,500        1.2%      77.2%      1.31x
----------------------------------------------------------------------------------------------------------------------
  SELF STORAGE             Self Storage                       3          $9,425,000        0.8%      69.4%      1.55x
----------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE                                    117      $1,114,115,388      100.0%      68.6%      1.66x
----------------------------------------------------------------------------------------------------------------------


                                    6 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                ALL MORTGAGE LOANS -- COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                             ORIGINAL AMORTIZATION TERM IN MONTHS(1)
----------------------------------------------------------------------------------------------
 ORIGINAL AMORTIZATION          NUMBER       PRINCIPAL        % OF       WA         WA UW
 TERM                          OF LOANS        BALANCE         IPB      LTV          DSCR
----------------------------------------------------------------------------------------------
 180 -- 240                      14         $92,182,233        9.7%    65.3%        1.38x
 241 -- 300                      21         113,108,302       11.9     62.6%        1.60x
 301 -- 330                       5          15,400,000        1.6     77.9%        1.29x
 331 -- 360                      59         732,224,853       76.8     72.1%        1.45x
----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         99        $952,915,388      100.0%    70.4%        1.46x
----------------------------------------------------------------------------------------------
 WA ORIGINAL
 AMORTIZATION TERM: 338
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                LTV RATIOS AS OF THE CUT-OFF DATE
----------------------------------------------------------------------------------------------------
                                   NUMBER         PRINCIPAL         % OF          WA         WA UW
 CUT-OFF LTV                     OF LOANS         BALANCE           IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------
 39.6% -- 49.9%                        4         $28,441,000         2.6%        44.4%    1.82x
 50.0% -- 59.9%                       12         334,940,980        30.1         55.7%    2.26x
 60.0% -- 64.9%                        7          38,541,457         3.5         61.4%    1.98x
 65.0% -- 69.9%                       11          42,492,616         3.8         68.0%    1.41x
 70.0% -- 74.9%                       27         216,433,733        19.4         72.7%    1.36x
 75.0% -- 80.0%                       39         446,565,601        40.1         78.4%    1.34x
 80.1%  (greater than) =               2           6,700,000         0.6           81%    1.26x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:             102      $1,114,115,388       100.0%        68.6%    1.66x
----------------------------------------------------------------------------------------------------
 WA CUT-OFF DATE LTV RATIO:         68.6%
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                       AMORTIZATION TYPES
----------------------------------------------------------------------------------------------------
                                NUMBER         PRINCIPAL          % OF          WA          WA UW
 AMORTIZED TYPES              OF LOANS         BALANCE            IPB          LTV          DSCR
----------------------------------------------------------------------------------------------------
 BALLOON LOANS                    65         $538,291,197         48.3%        71.7%        1.42x
 PARTIAL INTEREST-ONLY            10          190,256,000         17.1         63.1%        1.65x
 INTEREST ONLY(2)                  3          161,200,000         14.5         58.2%        2.83x
 ARD LOANS                        13          155,869,265         14.0         76.8%        1.37x
 FULLY AMORTIZING                 10           57,498,926          5.2         63.1%        1.45x
 IO-ARD                            1           11,000,000          1.0         77.5%        1.39x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         102       $1,114,115,388        100.0%        68.6%        1.66x
----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                              CURRENT OCCUPANCY RATES(4)
-----------------------------------------------------------------------------------------
 CURRENT OCCUPANCY           NUMBER OF       PRINCIPAL       % OF        WA       WA UW
 RATES                      PROPERTIES       BALANCE         IPB        LTV       DSCR
-----------------------------------------------------------------------------------------
 69.8% --  70.0%                1              $729,448       0.1%      74.2%      1.30x
 70.1% --  80.0%                3            21,855,480       2.0       70.6%      1.35x
 80.1% --  90.0%                21          116,248,233      10.8       73.1%      1.39x
 90.1% --  95.0%                23          250,401,288      23.2       73.7%      1.42x
 95.1% -- 100.0%                66          691,966,938      64.0       66.8%      1.79x
-----------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:       114       $1,081,201,388     100.0%      69.2%      1.65x
-----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                           REMAINING AMORTIZATION TERM IN MONTHS(1)
----------------------------------------------------------------------------------------------
 REMAINING AMORTIZATION         NUMBER       PRINCIPAL        % OF       WA         WA UW
 TERM                         OF LOANS        BALANCE         IPB       LTV          DSCR
----------------------------------------------------------------------------------------------
 179 -- 240                      14         $92,182,233        9.7%    65.3%        1.38x
 241 -- 300                      21         113,108,302       11.9     62.6%        1.60x
 301 -- 330                       5          15,400,000        1.6     77.9%        1.29x
 331 -- 360                      59         732,224,853       76.8     72.1%        1.45x
----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         99        $952,915,388      100.0%    70.4%        1.46x
----------------------------------------------------------------------------------------------
 WA REMAINING
 AMORTIZATION TERM: 338
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                           LTV RATIOS AS OF THE MATURITY/ARD DATE(3)
----------------------------------------------------------------------------------------------
                                                                               WA
                                      NUMBER       PRINCIPAL       % OF    MATURITY    WA UW
 MATURITY/ARD LTV                   OF LOANS       BALANCE         IPB        LTV       DSCR
----------------------------------------------------------------------------------------------
 21.5% -- 29.9%                    1               $3,200,000       0.3%    21.5%      1.26x
 30.0% -- 49.9%                    15             239,908,631      22.7     46.1%      1.75x
 50.0% -- 59.9%                    17             210,659,401      19.9     56.2%      2.40x
 60.0% -- 69.9%                    52             556,352,430      52.7     65.1%      1.38x
 70.0% -- 74.9%                    6               38,796,000       3.7     71.4%      1.27x
 75.0% -- 79.8%                    1                7,700,000       0.7     79.8%      2.18x
----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           92          $1,056,616,462     100.0%    59.2%      1.67x
----------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY: 59.2%
----------------------------------------------------------------------------------------------
 MAXIMUM LTV RATIO AT MATURITY: 79.8%
 MINIMUM LTV RATIO AT MATURITY: 21.5%
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                   YEAR BUILT/RENOVATED
----------------------------------------------------------------------------------------------
                                NUMBER          PRINCIPAL       % OF        WA       WA UW
 YEAR BUILT/RENOVATED       OF PROPERTIES       BALANCE         IPB        LTV       DSCR
----------------------------------------------------------------------------------------------
 1930 -- 1949                      1            $2,900,000       0.3%      69.2%      1.38x
 1960 -- 1969                      2             7,750,000       0.7       69.2%      1.38x
 1970 -- 1979                     10           100,220,780       9.0       79.1%      1.36x
 1980 -- 1989                     22           142,309,723      12.8       70.0%      1.51x
 1990 -- 1999                     33           252,191,642      22.6       69.5%      1.63x
 2000 -- 2004                     49           608,743,243      54.6       66.2%      1.76x
----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         117        $1,114,115,388     100.0%      68.6%      1.66x
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                      PREPAYMENT PROTECTION
--------------------------------------------------------------------------------------------------
                                NUMBER         PRINCIPAL          % OF          WA         WA UW
 PREPAYMENT PROTECTION        OF LOANS         BALANCE            IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------
 DEFEASANCE                       99       $1,087,136,462         97.6%        68.5%       1.67x
 YIELD MAINTENANCE                 3           26,978,926          2.4         72.3%       1.26x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         102       $1,114,115,388        100.0%        68.6%       1.66x
--------------------------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for their entire term.

(2) The mortgage loans provide for monthly payments of interest-only for the entire term of the mortgage loans and the payment of the entire principal amount of the mortgage loans at maturity.

(3)  Excludes fully amortizing mortgage loans.

(4)  Excludes mortgage loans secured by hotels.


                                    7 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                 CUT-OFF DATE PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------
 RANGE OF PRINCIPAL                   NUMBER       PRINCIPAL        % OF        WA         WA UW
 BALANCES                            OF LOANS        BALANCE         IPB       LTV          DSCR
----------------------------------------------------------------------------------------------------
   $1,250,000 --   $3,999,999           24         $62,313,495        6.6%    67.0%        1.50x
   $4,000,000 --   $4,999,999            6          27,504,548        2.9     71.7%        1.40x
   $5,000,000 --   $6,999,999           15          85,846,596        9.1     72.9%        1.36x
   $7,000,000 --   $9,999,999           14         121,308,633       12.9     70.7%        1.39x
  $10,000,000 --  $14,999,999           15         178,151,388       18.9     69.6%        1.56x
  $15,000,000 --  $24,999,999            1          23,651,824        2.5     73.7%        1.34x
  $25,000,000 --  $49,999,999            3         117,762,945       12.5     75.8%        1.36x
  $50,000,000 --  $99,999,999            1          66,941,983        7.1     79.7%        1.28x
 $100,000,000 -- $142,500,000            2         259,500,000       27.5     56.2%        2.41x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                81        $942,981,413      100.0%    67.8%        1.69x
----------------------------------------------------------------------------------------------------
 AVERAGE PER LOAN: $11,641,746
 AVERAGE PER PROPERTY: $9,926,120
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                            RANGE OF MORTGAGE INTEREST RATES
----------------------------------------------------------------------------------------------------
 RANGE OF MORTGAGE INTEREST        NUMBER        PRINCIPAL         % OF       WA         WA UW
 RATES                            OF LOANS        BALANCE           IPB      LTV          DSCR
----------------------------------------------------------------------------------------------------
 3.9900% -- 4.9999%                  8        $183,225,000         19.4%    57.0%        2.68x
 5.0000% -- 5.4999%                 16         118,343,178         12.5     74.4%        1.43x
 5.5000% -- 5.9999%                 27         360,259,644         38.2     68.1%        1.53x
 6.0000% -- 6.4999%                 19         187,872,591         19.9     75.5%        1.32x
 6.5000% -- 7.4600%                 11          93,281,000          9.9     64.3%        1.51x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:            81        $942,981,413        100.0%    67.8%        1.69x
----------------------------------------------------------------------------------------------------
 WA MORTGAGE INTEREST RATE: 5.5778%
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                         ORIGINAL TERM TO MATURITY/ARD IN MONTHS
----------------------------------------------------------------------------------------------------
 ORIGINAL TERM TO               NUMBER        PRINCIPAL         % OF       WA         WA UW
 MATURITY/ARD                  OF LOANS        BALANCE           IPB      LTV          DSCR
----------------------------------------------------------------------------------------------------
  60 --  84                      10        $185,276,297         19.6%    60.1%        2.61x
  85 -- 120                      58         640,906,190         68.0     69.6%        1.49x
 121 -- 240                      12         111,798,926         11.9     71.3%        1.37x
 241 -- 246                       1           5,000,000          0.5     57.1%        1.43x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         81        $942,981,413        100.0%    67.8%        1.69x
----------------------------------------------------------------------------------------------------
 WA ORIGINAL TERM TO MATURITY/ARD: 120
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                     GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------------------------
                               NUMBER OF        PRINCIPAL         % OF          WA         WA UW
 LOCATION                     PROPERTIES        BALANCE           IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------
 CALIFORNIA                       19         $240,592,754         25.5%        64.2%        2.26x
   Northern California             7           69,804,642          7.4         74.0%        1.53x
   Southern California            12          170,788,112         18.1         60.2%        2.55x
 NEW YORK                          5          148,990,000         15.8         60.5%        1.71x
 WASHINGTON                        3           87,741,983          9.3         79.3%        1.29x
 TEXAS                             7           50,220,222          5.3         64.6%        1.43x
 PR                                1           45,462,945          4.8         75.1%        1.47x
 OTHER                            60          369,973,509         39.2         70.0%        1.48x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          95         $942,981,413        100.0%        67.8%        1.69x
--------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                  UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
----------------------------------------------------------------------------------------------
                                NUMBER       PRINCIPAL        % OF           WA         WA UW
 UW DSCR                      OF LOANS        BALANCE         IPB           LTV         DSCR
----------------------------------------------------------------------------------------------
 (less than) = 1.19X              1          $4,783,306        0.5%        70.3%        1.19x
 1.20X -- 1.29X                  20         211,994,491       22.5         77.2%        1.26x
 1.30X -- 1.39X                  25         235,343,022       25.0         75.0%        1.34x
 1.40X -- 1.49X                  12          98,380,137       10.4         71.4%        1.45x
 1.50X -- 1.59X                   8          40,571,317        4.3         73.0%        1.56x
 1.60X -- 1.69X                   3          18,218,139        1.9         60.7%        1.60x
 1.70X -- 1.99X                   7         174,466,000       18.5         54.3%        1.85x
 2.00X -- 2.88X                   5         159,225,000       16.9         57.0%        2.84x
----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         81        $942,981,413      100.0%        67.8%        1.69x
----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                      REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
------------------------------------------------------------------------------------------------
 RANGE OF REMAINING             NUMBER        PRINCIPAL         % OF       WA         WA UW
TERMS TO MATURITY/ARD         OF LOANS        BALANCE           IPB       LTV          DSCR
------------------------------------------------------------------------------------------------
  60 --  84                      10        $185,276,297         19.6%    60.1%        2.61x
  85 -- 120                      58         640,906,190         68.0     69.6%        1.49x
 121 -- 241                      13         116,798,926         12.4     70.7%        1.37x
------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         81        $942,981,413        100.0%    67.8%        1.69x
------------------------------------------------------------------------------------------------
 WA REMAINING TERM TO MATURITY/ARD: 120
------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                           PROPERTY TYPE DISTRIBUTION
---------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF      PRINCIPAL       % OF        WA       WA UW
 PROPERTY TYPE                    SUB PROPERTY TYPE      PROPERTIES      BALANCE         IPB        LTV       DSCR
---------------------------------------------------------------------------------------------------------------------
  RETAIL                    Anchored                          34       $413,945,620      43.9%      67.7%      1.94x
                            Shadow Anchored                   11         54,408,647       5.8       71.9%      1.36x
                            Unanchored                         5         21,707,940       2.3       72.1%      1.49x
                            Retail Showroom/Warehouse          1          2,800,000       0.3       52.8%      1.38x
                           Subtotal                           51       $492,862,207      52.3%      68.3%      1.85x
---------------------------------------------------------------------------------------------------------------------
  OFFICE                    CBD                                6       $205,491,983      21.8%      65.1%      1.61x
                            Suburban                          17        105,750,709      11.2       73.8%      1.33x
                           Subtotal                           23       4311,242,692      33.0%      68.1%      1.52x
---------------------------------------------------------------------------------------------------------------------
  INDUSTRIAL                Warehouse/Distribution             7        $52,860,013       5.6%      74.0%      1.37x
                            Flex                               2          5,875,000       0.6       64.1%      1.83x
                           Subtotal                            9        $58,735,013       6.2%      73.1%      1.42x
---------------------------------------------------------------------------------------------------------------------
  HOTEL                     Full Service                       3        $32,914,000       3.5%      51.5%      1.77x
---------------------------------------------------------------------------------------------------------------------
  MIXED USE                 Retail/Office                      1        $14,000,000       1.5%      46.7%      1.98x
                            Multifamily/Retail                 2         10,240,000       1.1       78.8%      1.21x
                           Subtotal                            3        $24,240,000       2.6%      60.3%      1.65x
---------------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING      Manufactured Housing               3        $13,562,500       1.4%      77.2%      1.31x
---------------------------------------------------------------------------------------------------------------------
  SELF STORAGE              Self Storage                       3         $9,425,000       1.0%      69.4%      1.55x
---------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                                     95       $942,981,413     100.0%      67.8%      1.69x
---------------------------------------------------------------------------------------------------------------------



                                    8 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9


--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                          ORIGINAL AMORTIZATION TERM IN MONTHS(1)
-----------------------------------------------------------------------------------------------
 ORIGINAL AMORTIZATION         NUMBER       PRINCIPAL          % OF       WA         WA UW
 TERM                         OF LOANS       BALANCE           IPB       LTV          DSCR
-----------------------------------------------------------------------------------------------
 180 -- 240                  13             $88,982,233        11.3%    65.9%        1.38x
 241 -- 300                  20             104,608,302        13.3     62.0%        1.63x
 331 -- 360                  46             595,890,878        75.5     71.9%        1.45x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:     79            $789,481,413       100.0%    69.9%        1.47x
-----------------------------------------------------------------------------------------------
 WA ORIGINAL AMORTIZATION TERM: 336
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                LTV RATIOS AS OF THE CUT-OFF DATE
-----------------------------------------------------------------------------------------------
                                 NUMBER      PRINCIPAL         % OF       WA         WA UW
 CUT-OFF LTV                   OF LOANS        BALANCE         IPB       LTV          DSCR
-----------------------------------------------------------------------------------------------
 39.6% -- 49.9%                    3         $25,241,000        2.7%    43.8%        1.90x
 50.0% -- 59.9%                   11         309,940,980       32.9     55.9%        2.29x
 60.0% -- 64.9%                    7          38,541,457        4.1     61.4%        1.98x
 65.0% -- 69.9%                   10          36,992,616        3.9     68.1%        1.44x
 70.0% -- 74.9%                   22         186,658,733       19.8     72.8%        1.35x
 75.0% -- 80.0%                   27         344,106,626       36.5     78.3%        1.33x
 80.1%  (greater than) =           1           1,500,000        0.2     82.4%        1.27x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          81        $942,981,413      100.0%    67.8%        1.69x
-----------------------------------------------------------------------------------------------
 WA CUT--OFF DATE LTV RATIO: 67.8%
-----------------------------------------------------------------------------------------------
 MAXIMUM LTV RATIO: 82.4%
 MINIMUM LTV RATIO: 39.6%
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                       AMORTIZATION TYPES
-----------------------------------------------------------------------------------------------
                                 NUMBER      PRINCIPAL         % OF            WA         WA UW
 AMORTIZED TYPES               OF LOANS       BALANCE           IPB           LTV          DSCR
-----------------------------------------------------------------------------------------------
 BALLOON LOANS                    52       $459,736,197         48.8%        72.4%        1.41x
 PARTIAL INTEREST--ONLY            7        158,200,000         16.8         61.0%        1.70x
 INTEREST ONLY2                    2        153,500,000         16.3         57.2%        2.87x
 ARD LOANS                         9        103,046,290         10.9         75.7%        1.38x
 FULLY AMORTIZING                 10         57,498,926          6.1         63.1%        1.45x
 IO-ARD                            1         11,000,000          1.2         77.5%        1.39x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          81       $942,981,413        100.0%        67.8%        1.69x
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                   CURRENT OCCUPANCY RATES(4)
-----------------------------------------------------------------------------------------------
 CURRENT OCCUPANCY             NUMBER OF       PRINCIPAL        % OF           WA         WA UW
 RATES                        PROPERTIES        BALANCE         IPB           LTV          DSCR
-----------------------------------------------------------------------------------------------
 69.8% --  75.0%                   2           $8,422,428        0.9%        58.7%        1.46x
 75.1% --  85.0%                   7           40,507,334        4.5         75.0%        1.36x
 85.1% --  90.0%                  10           50,593,400        5.6         72.8%        1.35x
 90.1% --  95.0%                  17          194,757,291       21.4         75.8%        1.37x
 95.1% -- 100.0%                  56          615,786,961       67.7         65.4%        1.85x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          92         $910,067,413      100.0%        68.4%        1.69x
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                           REMAINING AMORTIZATION TERM IN MONTHS(1)
-----------------------------------------------------------------------------------------------
 REMAINING AMORTIZATION      NUMBER          PRINCIPAL         % OF       WA         WA UW
 TERM                       OF LOANS          BALANCE          IPB       LTV          DSCR
-----------------------------------------------------------------------------------------------
 179 -- 240                    13           $88,982,233        11.3%    65.9%        1.38x
 241 -- 300                    20           104,608,302        13.3     62.0%        1.63x
 331 -- 360                    46           595,890,878        75.5     71.9%        1.45x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:       79          $789,481,413       100.0%    69.9%        1.47x
-----------------------------------------------------------------------------------------------
 WA REMAINING AMORTIZATION TERM: 336
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                         LTV RATIOS AS OF THE MATURITY DATE/ARD(3)
-----------------------------------------------------------------------------------------------
                                                                            WA
                              NUMBER         PRINCIPAL        % OF       MATURITY     WA UW
 MATURITY/ARD LTV           OF LOANS          BALANCE          IPB         LTV        DSCR
-----------------------------------------------------------------------------------------------
 30.6% -- 49.9%                14          $214,908,631       24.3%        46.5%      1.73x
 50.0% -- 59.9%                15           196,659,401       22.2         56.2%      2.49x
 60.0% -- 64.9%                19           198,096,762       22.4         62.0%      1.47x
 65.0% -- 69.9%                20           257,777,693       29.1         67.0%      1.32x
 70.0% -- 72.0%                3             18,040,000        2.0         71.5%      1.25x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:       71          $885,482,487      100.0%        58.6%      1.71x
-----------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY: 58.6%
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                     YEAR BUILT/RENOVATED
-----------------------------------------------------------------------------------------------
                                NUMBER OF       PRINCIPAL       % OF          WA         WA UW
 YEAR BUILT/RENOVATED          PROPERTIES        BALANCE         IPB          LTV         DSCR
-----------------------------------------------------------------------------------------------
 1930 -- 1959                      1           $2,900,000        0.3%        69.2%        1.38x
 1960 -- 1969                      2            7,750,000        0.8         69.2%        1.38x
 1970 -- 1979                      6           88,190,780        9.4         79.3%        1.28x
 1980 -- 1989                     18          106,214,490       11.3         67.0%        1.59x
 1990 -- 1999                     28          208,435,642       22.1         69.1%        1.68x
 2000 -- 2004                     40          529,490,501       56.2         65.6%        1.79x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          95         $942,981,413      100.0%        67.8%        1.69x
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                     PREPAYMENT PROTECTION
------------------------------------------------------------------------------------------------
                                 NUMBER      PRINCIPAL         % OF           WA         WA UW
 PREPAYMENT PROTECTION         OF LOANS        BALANCE          IPB           LTV         DSCR
------------------------------------------------------------------------------------------------
 DEFEASANCE                      79        $921,502,487         97.7%        67.7%        1.70x
 YIELD MAINTENANCE                2          21,478,926          2.3         73.6%        1.27x
------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         81        $942,981,413        100.0%        67.8%        1.69x
------------------------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for their entire term.

(2) The mortgage loans provide for monthly payments of interest-only for the entire term of the mortgage loans and the payment of the entire principal amount of the mortgage loans at maturity.

(3)  Excludes fully amortizing mortgage loans.

(4)  Excludes mortgage loans secured by hotels.


                                    9 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9


--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                 CUT-OFF DATE PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------
 RANGE OF PRINCIPAL                   NUMBER      PRINCIPAL         % OF       WA         WA UW
 BALANCES                            OF LOANS      BALANCE          IPB        LTV         DSCR
----------------------------------------------------------------------------------------------------
 $1,280,000 -- $2,999,999               6         $10,905,000        6.4%    74.6%        1.35x
 $3,000,000 -- $3,999,999               2           6,525,000        3.8     64.5%        1.26x
 $5,000,000 -- $6,999,999               3          16,200,000        9.5     75.8%        1.29x
 $7,000,000 -- $9,999,999               3          26,189,745       15.3     76.7%        1.56x
 $10,000,000 -- $14,999,999             3          36,906,233       21.6     79.0%        1.27x
 $15,000,000 -- $25,000,000             4          74,407,997       43.5     68.6%        1.57x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:               21        $171,133,975      100.0%    73.0%        1.45x
----------------------------------------------------------------------------------------------------
 AVERAGE PER LOAN: $8,149,237
 AVERAGE PER PROPERTY: $7,778,817
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------
 RANGE OF MORTGAGE INTEREST         NUMBER        PRINCIPAL      % OF        WA        WA UW
 RATES                             OF LOANS        BALANCE        IPB       LTV         DSCR
--------------------------------------------------------------------------------------------------
 4.0800% -- 4.9999%                  3         $49,200,000        28.7%    63.8%        1.83x
 5.0000% -- 5.4999%                  7          62,148,975        36.3     77.6%        1.33x
 5.5000% -- 5.9999%                  8          21,480,000        12.6     73.0%        1.32x
 6.0000% -- 6.7200%                  3          38,305,000        22.4     77.2%        1.24x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:            21        $171,133,975       100.0%    73.0%        1.45x
--------------------------------------------------------------------------------------------------
 WA MORTGAGE INTEREST RATE: 5.3091%
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                             ORIGINAL TERM TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------------------------
 ORIGINAL TERM TO                NUMBER     PRINCIPAL         % OF          WA         WA UW
 MATURITY/ARD                   OF LOANS     BALANCE          IPB          LTV          DSCR
--------------------------------------------------------------------------------------------------
 60 -- 120                        21      $171,133,975      100.0%        73.0%        1.45x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          21      $171,133,975      100.0%        73.0%        1.45x
--------------------------------------------------------------------------------------------------
 WA ORIGINAL TERM TO MATURITY/ARD: 110
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                   GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------------------------
                                NUMBER OF      PRINCIPAL    % OF                WA      WA UW
 LOCATION                      PROPERTIES       BALANCE   IPB                 LTV      DSCR
--------------------------------------------------------------------------------------------------
 NORTH CAROLINA                    3          $35,056,000        20.5%        73.8%        1.38x
 TEXAS                             7           28,300,000        16.5         78.9%        1.53x
 SOUTHERN CALIFORNIA               1           25,000,000        14.6         52.7%        1.92x
 TENNESSEE                         2           16,925,000         9.9         78.7%        1.22x
 OTHER                             9           65,852,975        38.5         76.2%        1.34x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          22         $171,133,975       100.0%        73.0%        1.45x
--------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                    UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
-----------------------------------------------------------------------------------------------
                                 NUMBER      PRINCIPAL         % OF           WA        WA UW
 UW DSCR                       OF LOANS       BALANCE          IPB           LTV         DSCR
-----------------------------------------------------------------------------------------------
 1.22X -- 1.29X                  11         $72,161,000        42.2%        75.5%        1.24x
 1.30X -- 1.39X                   3          29,459,978        17.2         79.3%        1.33x
 1.40X -- 1.49X                   3          18,712,997        10.9         77.4%        1.45x
 1.50X -- 1.59X                   2          18,100,000        10.6         73.2%        1.52x
 1.70X -- 1.99X                   1          25,000,000        14.6         52.7%        1.92x
 2.00X -- 2.18X                   1           7,700,000         4.5         79.8%        2.18x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         21        $171,133,975       100.0%        73.0%        1.45x
-----------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                         REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
-------------------------------------------------------------------------------------------------
 RANGE OF REMAINING              NUMBER         PRINCIPAL         % OF          WA         WA UW
 TERMS TO MATURITY/ARD          OF LOANS         BALANCE           IPB         LTV          DSCR
-------------------------------------------------------------------------------------------------
 60 -- 120                        21           $171,133,975      100.0%        73.0%        1.45x
-------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          21           $171,133,975      100.0%        73.0%        1.45x
-------------------------------------------------------------------------------------------------
 WA REMAINING TERM TO MATURITY/ARD: 110
-------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                      PROPERTY TYPE DISTRIBUTION
---------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF       PRINCIPAL           % OF         WA       WA UW
 PROPERTY TYPE                SUB PROPERTY TYPE    PROPERTIES        BALANCE            IPB         LTV        DSCR
---------------------------------------------------------------------------------------------------------------------
  MULTIFAMILY               Garden                     21             $158,253,975      92.5%      72.4%      1.47x
                            Mid/High Rise               1               12,880,000       7.5       80.0%      1.25x
                           Subtotal                    22             $171,133,975     100.0%      73.0%      1.45x
---------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                              22             $171,133,975     100.0%      73.0%      1.45x
---------------------------------------------------------------------------------------------------------------------

                                    10 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                          ORIGINAL AMORTIZATION TERM IN MONTHS(1)
-------------------------------------------------------------------------------------------------
 ORIGINAL AMORTIZATION          NUMBER       PRINCIPAL        % OF       WA         WA UW
 TERM                          OF LOANS       BALANCE         IPB       LTV          DSCR
-------------------------------------------------------------------------------------------------
 180 -- 300                       2         $11,700,000        7.2%    64.3%        1.27x
 301 -- 330                       5          15,400,000        9.4     77.9%        1.29x
 331 -- 360                      13         136,333,975       83.4     72.8%        1.44x
-------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         20        $163,433,975      100.0%    72.7%        1.42x
-------------------------------------------------------------------------------------------------
 WA ORIGINAL AMORTIZATION TERM: 350
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                LTV RATIOS AS OF THE CUT-OFF DATE
-------------------------------------------------------------------------------------------------
                                 NUMBER       PRINCIPAL         % OF       WA          WA UW
 CUT-OFF LTV                   OF LOANS        BALANCE          IPB       LTV           DSCR
-------------------------------------------------------------------------------------------------
 49.2% -- 59.9%                    2         $28,200,000        16.5%    52.3%        1.85x
 65.0% -- 69.9%                    1           5,500,000         3.2     67.3%        1.22x
 70.0% -- 74.9%                    5          29,775,000        17.4     72.2%        1.43x
 75.0% -- 80.0%                   12         102,458,975        59.9     78.8%        1.37x
 80.1%  (greater than) =           1           5,200,000         3.0     80.6%        1.26x
-------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          21        $171,133,975       100.0%    73.0%        1.45x
-------------------------------------------------------------------------------------------------
 WA CUT--OFF DATE LTV RATIO: 73.0%
-------------------------------------------------------------------------------------------------
 MAXIMUM LTV RATIO: 80.6%
 MINIMUM LTV RATIO: 49.2%
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                       AMORTIZATION TYPES
-------------------------------------------------------------------------------------------------
                                NUMBER       PRINCIPAL         % OF          WA         WA UW
 AMORTIZED TYPES              OF LOANS        BALANCE          IPB          LTV         DSCR
-------------------------------------------------------------------------------------------------
 BALLOON LOANS                   13         $78,555,000        45.9%        67.9%        1.48x
 ARD LOANS                        4          52,822,975        30.9         79.0%        1.34x
 PARTIAL INTEREST--ONLY           3          32,056,000        18.7         73.7%        1.38x
 INTEREST ONLY(2)                 1           7,700,000         4.5         79.8%        2.18x
-------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         21        $171,133,975       100.0%        73.0%        1.45x
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                     CURRENT OCCUPANCY RATES
-------------------------------------------------------------------------------------------------
 CURRENT OCCUPANCY             NUMBER OF       PRINCIPAL         % OF          WA         WA UW
 RATES                         PROPERTIES       BALANCE          IPB          LTV         DSCR
-------------------------------------------------------------------------------------------------
 84.5 --  90.0                     6          $39,310,000        23.0%        73.3%        1.43x
 90.1 --  95.0                     6           55,643,997        32.5         66.3%        1.62x
 95.1 -- 100.0                    10           76,179,978        44.5         77.7%        1.34x
-------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          22         $171,133,975       100.0%        73.0%        1.45x
-------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                             REMAINING AMORTIZATION TERM IN MONTHS(1)
-----------------------------------------------------------------------------------------------
 REMAINING AMORTIZATION         NUMBER       PRINCIPAL        % OF       WA         WA UW
 TERM                          OF LOANS       BALANCE          IPB      LTV          DSCR
-----------------------------------------------------------------------------------------------
 180 -- 300                       2         $11,700,000        7.2%    64.3%        1.27x
 301 -- 330                       5          15,400,000        9.4     77.9%        1.29x
 331 -- 360                      13         136,333,975       83.4     72.8%        1.44x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         20        $163,433,975      100.0%    72.7%        1.42x
-----------------------------------------------------------------------------------------------
 WA REMAINING AMORTIZATION TERM: 349
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                             LTV RATIOS AS OF THE MATURITY DATE/ARD
-----------------------------------------------------------------------------------------------
                                                                     WA
                              NUMBER     PRINCIPAL       % OF    MATURITY     WA UW
 MATURITY/ARD LTV           OF LOANS      BALANCE        IPB        LTV       DSCR
-----------------------------------------------------------------------------------------------
 21.5% -- 49.9%                2        $28,200,000      16.5%     40.1%      1.85x
 50.0% -- 59.9%                2         14,000,000       8.2      56.0%      1.25x
 60.0% -- 64.9%                5         22,037,997      12.9      63.7%      1.44x
 65.0% -- 79.7%                11        99,195,978      58.0      68.1%      1.31x
 79.8%  (greater than) =       1          7,700,000       4.5      79.8%      2.18x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:       21      $171,133,975     100.0%     62.5%      1.45x
-----------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY: 62.5%
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                YEAR BUILT/RENOVATED
-----------------------------------------------------------------------------------------------
                                NUMBER        PRINCIPAL      % OF        WA       WA UW
 YEAR BUILT/RENOVATED       OF PROPERTIES      BALANCE       IPB        LTV       DSCR
-----------------------------------------------------------------------------------------------
 1976 -- 1979                     4          $12,030,000      7.0%      77.4%      1.94x
 1980 -- 1989                     4           36,095,233     21.1       79.0%      1.26x
 1990 -- 1999                     5           43,756,000     25.6       71.2%      1.35x
 2000 -- 2003                     9           79,252,742     46.3       70.6%      1.52x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          22        $171,133,975    100.0%      73.0%      1.45x
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                      PREPAYMENT PROTECTION
-----------------------------------------------------------------------------------------------
                                NUMBER        PRINCIPAL         % OF          WA         WA UW
 PREPAYMENT PROTECTION        OF LOANS        BALANCE           IPB          LTV         DSCR
-----------------------------------------------------------------------------------------------
 DEFEASANCE                      20        $165,633,975         96.8%        73.2%        1.46x
 YIELD MAINTENANCE                1           5,500,000          3.2         67.3%        1.22x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         21        $171,133,975        100.0%        73.0%        1.45x
-----------------------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for their entire term.

(2) The mortgage loans provide for monthly payments of interest-only for the entire term of the mortgage loans and the payment of the entire principal amount of the mortgage loans at maturity.


                                    11 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                LARGE LOAN PARI PASSU AND COMPANION LOAN SUMMARY
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                                    CUT-OFF DATE
 LOAN                            TRANSACTION           BALANCE         SERVICER(1)      SPECIAL SERVICER(1)
-----------------------------------------------------------------------------------------------------------
 GRACE BUILDING
 --------------
  PARI PASSU A1 NOTE         JPMCC 2004-CIBC9        $117,000,000      GMAC/Wells(2)          ARCap
  PARI PASSU A2 NOTE                TBD              $117,000,000        Wells(3)              TBD
  PARI PASSU A3 NOTE                TBD              $117,000,000        Wells(3)              TBD
-----------------------------------------------------------------------------------------------------------
   Total A Note:                                     $351,000,000
-----------------------------------------------------------------------------------------------------------
   B NOTE:                          N/A              $ 30,000,000         Wells                TBD
-----------------------------------------------------------------------------------------------------------
   TOTAL INDEBTEDNESS  :                             $381,000,000
-----------------------------------------------------------------------------------------------------------

----------------------
FOOTNOTES:

(1) GMAC = GMAC Commercial Mortgage; Wells = Wells Fargo Bank NA; ARCap = ARCap Servicing, Inc.

(2) GMAC will serve as Master Servicer for all loans in the JPMCC 2004-CIBC9 transaction, however, Wells will serve as the primary servicer for all three of the pari passu notes, as well as the B Note, as dictated by the JPMCC 2004-CIBC9 PSA.

(3) Wells will serve as the primary servicer for these two pari passu notes. The master servicer for the transaction in which each will be securitized, has not been determined.


                                    12 of 75


THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9















                      [THIS PAGE INTENTIONALLY LEFT BLANK]














                                    13 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                             TOP 10 MORTGAGE LOANS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 LOAN        LOAN NAME                            LOAN     CUT-OFF DATE      % OF
SELLER(1)   (LOCATION)                            GROUP      BALANCE         IPB
------------------------------------------------------------------------------------
 JPMCB      Centro Retail Portfolio II             1       $142,500,000      12.8%
            (Various, CA)

 JPMCB      Grace Building                         1       $117,000,000      10.5%
            (New York, NY)

 JPMCB      4th & Blanchard Building               1        $66,941,983       6.0%
            (Seattle, WA)

 CIBC       Country Club Plaza                     1        $47,300,000       4.2%
            (Sacramento, CA)

 CIBC       Rexville Towne Center                  1        $45,462,945       4.1%
            (Bayamon, Puerto Rico)

 JPMCB      Harbour Lights Apartment               2        $25,000,000       2.2%
            (Huntington Beach, CA)

 CIBC       Cedarville Warehouse                   1        $25,000,000       2.2%
            (Brandywine, MD)

 CIBC       Avion Midrise III and IV Portfolio     1        $23,651,824       2.1%
            (Chantilly, VA)

 CIBC       Ridgemont Apartments and               2        $16,925,000       1.5%
            Mountain Brook Apartments
            Portfolio (Various, TN)

 JPMCB      Kings Pointe Apartments                2        $16,500,000       1.5%
            (Fayetteville, NC)
------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:                               $526,281,752      47.2%
------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 LOAN                     UNIT OF        LOAN PER       UW       CUT-OFF DATE         PROPERTY
SELLER(1)       UNITS     MEASURE          UNIT        DSCR       LTV RATIO             TYPE
----------------------------------------------------------------------------------------------------------
 JPMCB       1,445,334      SF              $99      2.88x          56.9%          Retail - Anchored


 JPMCB       1,518,210      SF             $231(2)   1.84x(2)       55.3%(2)       Office - CBD


 JPMCB         406,366      SF             $165      1.28x          79.7%          Office - CBD


 CIBC          433,829      SF             $109      1.30x          78.8%          Retail - Anchored


 CIBC          188,930      SF             $241      1.47x          75.1%          Retail - Anchored


 JPMCB             342     Units        $73,099      1.92x          52.7%          Multifamily - Garden


 CIBC          624,502      SF              $40      1.26x          71.4%          Industrial - Warehouse/
                                                                                      Distribution

 CIBC          143,011      SF             $165      1.34x          73.7%          Office - Suburban


 CIBC              506     Units        $33,449      1.22x          78.7%          Multifamily - Garden



 JPMCB             244     Units        $67,623      1.52x          73.3%          Multifamily - Garden
----------------------------------------------------------------------------------------------------------
   TOTAL/WEIGHTED AVERAGE:                           1.89X          65.4%
----------------------------------------------------------------------------------------------------------

(1)  "JPMCB" = JPMorgan Chase Bank; "CIBC" = CIBC Inc.

(2) Calculated based upon the aggregate principal balance of the Grace Building loan and the Grace Building pari passu companion notes as of the cut-off date.

                                    14 of 75


THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9






                      [THIS PAGE INTENTIONALLY LEFT BLANK]










                                    15 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                           CENTRO RETAIL PORTFOLIO II
--------------------------------------------------------------------------------













                [4 PHOTOS OF CENTRO RETAIL PROTFOLIO II OMITTED]









                                    16 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                           CENTRO RETAIL PORTFOLIO II
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $142,500,000

 CUT-OFF PRINCIPAL BALANCE:    $142,500,000

 % OF POOL BY IPB:             12.8%

 SHADOW RATING (S/F):(1)       BBB-/BBB-

 LOAN SELLER:                  JPMorgan Chase Bank

 BORROWER:                     Centro Watt Property Owner I, LLC

 SPONSOR:                      Centro Watt America REIT, Inc.

 ORIGINATION DATE:             04/22/04

 INTEREST RATE:                4.1901%

 INTEREST ONLY PERIOD:         84 months

 MATURITY DATE:                05/01/11

 AMORTIZATION TYPE:            Interest Only

 ORIGINAL AMORTIZATION:        NAP

 REMAINING AMORTIZATION:       NAP

 CALL PROTECTION:              L(24),Def(55),O(4)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     Cash Management Agreement

 ADDITIONAL DEBT:              Permitted

 ADDITIONAL DEBT TYPE:         Permitted Mezzanine Debt and
                               Additional Secured Debt

 LOAN PURPOSE:                 Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:    INITIAL        MONTHLY
                     -----------------------------------------------------------
  Taxes:(3)                $0       See footnote
  Insurance:(3)            $0       See footnote
  Engineering:       $288,125           $0
  Environmental:     $940,007           $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:       Portfolio

 TITLE:                        Fee/Leasehold

 PROPERTY TYPE:                Retail - Anchored

 SQUARE FOOTAGE:               1,445,334

 LOCATION:                     Various, CA

 YEAR BUILT/RENOVATED:         Various

 OCCUPANCY:                    99.3%

 OCCUPANCY DATE:               03/19/04

 NUMBER OF TENANTS:            180

 HISTORICAL NOI:
   2002:                       $13,547,522
   2003:                       $16,447,113

 UW NOI:(2)                    $18,292,592

 UW NET CASH FLOW:(2)          $17,457,189

 APPRAISED VALUE:              $250,520,000

 APPRAISAL DATES:              8/03 -- 9/03
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:           $99

 CUT-OFF DATE LTV:             56.9%

 MATURITY DATE LTV:            56.9%

 UW DSCR:                      2.88x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS
                                                                                                               BASE       LEASE
                                                            MOODY'S/                                           RENT     EXPIRATION
 TENANT NAME          PARENT COMPANY                          S&P4     SQUARE FEET   % OF GLA    SALES PSF      PSF        YEAR
-----------------------------------------------------------------------------------------------------------------------------------
 VONS                D.R. Horton, Inc. (NYSE: DHI)          Ba1/BB+       41,200       9.2%        $535         $7.00      2013
                                                                          43,153                   $342         $5.16      2021
                                                                          49,062                   $701         $9.15      2019

 TARGET              Target Corporation (NYSE: TGT)          A2/AA       105,565       7.3%        $290         $5.68      2017

 MERVYN'S            Target Corporation (NYSE: TGT)          A2/AA        70,685       4.9%         NAV        $10.28      2006

 BED BATH & BEYOND   Bed Bath & Beyond Inc. (NSDQ: BBBY)     NR/BBB       35,150       4.5%         NAV        $11.95      2012
                                                                          30,000                    NAV        $14.25      2014

 BIG LOTS            Big Lots, Inc. (NYSE: BLI)             NR/BBB-       24,573       4.2%        $103         $3.05      2005
                                                                          36,135                   $123         $6.59      2005

 TJ MAXX/MARSHALLS   TJX Companies, Inc. (NYSE: TJX)          A3/A        28,000       4.0%        $215        $12.00      2011
                                                                          30,000                   $152        $12.75      2013

 RALPHS              The Kroger Company (NYSE: KR)          Baa2/BBB      45,000       3.1%        $487        $12.46      2006

 SAV-ON DRUGS        Albertson's, Inc. (NYSE: ABS)          Baa2/BBB      24,760       2.9%        $533         $3.38      2009
                                                                          16,825                    NAV        $14.00      2018
-----------------------------------------------------------------------------------------------------------------------------------

(1) Standard & Poor's and Fitch have confirmed, in accordance with their respective methodologies, that the Centro Retail Portfolio II loan has credit characteristics consistent with investment-grade rated obligations.

(2) Centro Watt America REIT, Inc. acquired the properties in October 2003. Since acquiring the property 15 new leases have been signed for 66,766 square feet with base rent totaling $1,453,144. As well, annualized net operating income for the period October through year end 2003 was $18,474,732.

(3) Following an event of default or net operating income falling below $13,000,000 the borrower is required to deposit tax and insurance escrows.

(4) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


                                    17 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                           CENTRO RETAIL PORTFOLIO II
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                                                         YEAR BUILT/    SQUARE
 PROPERTY NAME                           LOCATION         RENOVATED      FEET       OCC.
-------------------------------------------------------------------------------------------
 MIRA MESA MALL                   San Diego, CA          1974/2003     412,250      99.3%

 ESPLANADE SHOPPING CENTER        Oxnard, CA               2001        356,234     100.0%

 OCEANVIEW PLAZA                  San Clemente, CA       1990/1997     169,963      96.7%

 UNIVERSITY MALL                  Davis, CA              1964/1998      94,424     100.0%

 SANTA PAULA SHOPPING CENTER      Santa Paula, CA        1960/1995     171,701     100.0%

 FELICITA PLAZA                   Escondido, CA          1974/2002      98,912      98.8%

 SAN BERNARDINO SHOPPING CENTER   San Bernardino, CA     1963/2003     141,850     100.0%
-------------------------------------------------------------------------------------------
                                                         TOTAL/WA                   99.3%
-------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                                                                       APPRAISED
 PROPERTY NAME                     TOP TENANTS                                           VALUE
--------------------------------------------------------------------------------------------------
 MIRA MESA MALL                   Mervyn's, Vons, Mira Mesa Lanes                    $83,500,000

 ESPLANADE SHOPPING CENTER        Bed Bath & Beyond, Nordstrom Rack, Circuit City     72,000,000

 OCEANVIEW PLAZA                  Ralphs, Fitness Elite for Women, Sav-on Drug        38,500,000

 UNIVERSITY MALL                  Gottschalks, Cost Plus, The Graduate                17,300,000

 SANTA PAULA SHOPPING CENTER      Vons, Big Lots, Longs Drug Store                    16,600,000

 FELICITA PLAZA                   Vons, Escondido Workout, Hollywood Video            12,320,000

 SAN BERNARDINO SHOPPING CENTER   Target, Big Lots, Jack's Key Service                10,300,000
--------------------------------------------------------------------------------------------------
                                                         TOTAL/WA                   $250,520,000
--------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                          LEASE ROLLOVER SCHEDULE

                                                                   % OF
                NUMBER       SQUARE       % OF                     BASE      CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
              OF LEASES      FEET         GLA       BASE RENT      RENT     SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR          EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------
 VACANT          NAP          9,523        0.7%           NAP        NAP         9,523         0.7%             NAP        NAP
 2004 & MTM       18         26,582        1.8       $650,820        3.4%       36,105         2.5%        $650,820        3.4%
 2005             25        146,994       10.2      1,576,492        8.2       183,099        12.7%      $2,227,313       11.6%
 2006             38        231,542       16.0      3,500,405       18.2       414,641        28.7%      $5,727,717       29.7%
 2007             31        125,523        8.7      1,579,796        8.2       540,164        37.4%      $7,307,513       37.9%
 2008             24         64,819        4.5      1,386,773        7.2       604,983        41.9%      $8,694,287       45.1%
 2009             18         72,691        5.0      1,103,562        5.7       677,674        46.9%      $9,797,848       50.8%
 2010              3         15,955        1.1        232,668        1.2       693,629        48.0%     $10,030,516       52.0%
 2011             11        111,026        7.7      1,696,979        8.8       804,655        55.7%     $11,727,495       60.8%
 2012              9        106,835        7.4      1,595,824        8.3       911,490        63.1%     $13,323,319       69.1%
 2013              8         97,484        6.7      1,416,990        7.4     1,008,974        69.8%     $14,740,310       76.5%
 2014              3         60,450        4.2      1,089,795        5.7     1,069,424        74.0%     $15,830,105       82.1%
 AFTER            13        375,910       26.0      3,445,723       17.9     1,445,334       100.0%     $19,275,827      100.0%
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL           201      1,445,334      100.0%   $19,275,827      100.0%
-----------------------------------------------------------------------------------------------------------------------------------


                                    18 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                           CENTRO RETAIL PORTFOLIO II
--------------------------------------------------------------------------------

THE LOAN. The Centro Retail Portfolio II loan is secured by a fee and partial leasehold mortgage on 7 anchored retail shopping centers comprised of approximately 1,445,334 square feet.

THE BORROWER. The borrower is Centro Watt Property Owner I, LLC. The borrower is a special purpose entity controlled by Centro Watt America REIT, Inc. a U.S. based REIT. The investors of the Centro Watt America REIT, Inc. consist of Centro MCS No. 32-International No. 2, an Australian Equity Syndicate (approximately 48.5%), Prime Retail Property Trust (approximately 48.5%), and Watt Commercial, a Los Angeles based real estate company (approximately 3%).

Centro MCS, which is a large Australian property syndicator and currently manages approximately 29 unlisted retail property syndicates with a total value of approximately $2.1 billion and has an interest in approximately 66 shopping centers across Australia and New Zealand. Centro Properties Group holds a significant ownership interest (approximately 25-50%) in this syndicate.

THE PROPERTIES. The Centro Retail Portfolio II consists of seven anchored retail shopping centers located in California: Mira Mesa Mall, Esplanade Shopping Center, Oceanview Plaza, University Mall, Santa Paula Shopping Center, Felicita Plaza and San Bernardino Shopping Center. The properties contain a total of 1,445,334 square feet with a weighted average occupancy of approximately 99.3%. Under certain conditions, properties can be substituted or released. See "Descriptions of the Mortgage Pool--Certain Terms and Conditions of the Mortgage Loans--Defeasance; Collateral Substitution" in the prospectus supplement. With respect to Esplanade Shopping Center, a portion of the related mortgaged property is subject to a ground lease. See "Risk Factors--Mortgage Loans Secured by Leasehold Interest May Expose Investors to Greater Risks of Default and Loss" in the prospectus supplement.


THE MARKET(1).

MIRA MESA MALL

The Mira Mesa Mall property is located in San Diego, San Diego County, California. The property has primary frontage along Mira Mesa Boulevard and secondary frontage along Camino Ruiz. Additional frontage is provided on Reagan Road and New Salem Drive. Mira Mesa Boulevard is a major north-south arterial street within the Mira Mesa community. Camino Ruiz is a major north-south arterial, which provides access further south into the Miramar industrial/commercial district and the Miramar Air Station.

San Diego County ranks second in population among California's approximately 58 counties, and fourth as the most populous county in the nation. The 2003 population estimate for the county, according to the California Department of Finance, was approximately 2,961,600. This was an increase of approximately 1.8% over the 2002 figure, which follows an approximately 2.0% increase in 2001 and approximately 1.8% increase in 2000. Median household income in San Diego County increased approximately 3.5% to approximately $50,500 in 2002, which follows approximately 4.9% increase in 2001, approximately 6.6% increase in 2000 and approximately 3.0% increase in 1999, according to the Economic Research Bureau.

The demographic data for the five-mile radius around Mira Mesa Mall indicates a population base characterized by mostly 25 to 54 year-old consumers with white-collar employment. The demographic survey reported a relatively large suburban population base of approximately 31,439 persons living within a one-mile radius of the subject and approximately 94,038 with in a three-mile radius.

Vacancy rate trends for the San Diego County retail market have declined between 1996 and the present to a historical low of approximately 3.1%, as of the second quarter 2003. The subject property is approximately 99.3% occupied.


ESPLANADE SHOPPING CENTER

The Esplanade Shopping Center property is located in Oxnard, Ventura County, California at the northwest quadrant of Vineyard Avenue and Ventura Freeway. The Esplanade Shopping Center Property, which is the largest regional development in the city, is well located with access from the Ventura Freeway, which borders the Esplanade to the north.

Ventura County is located in the westernmost portion of the five-county Southern California region. Ventura County's economic growth rate is expected to exceed the State's growth rate due to the biotech sector, as well as large government, military, and educational employment. The estimated median family income in 2002 was approximately $67,299, reflecting approximately a 1.5% growth rate over the previous six years.

The top four employers in Ventura County in 2003 were the US Naval Base at Port Hueneme, the County of Ventura, Amgen, and
Countrywide. Major employment sectors include Agriculture, Oil and Gas Production, Defense, Manufacturing, and Tourism.

The City of Oxnard is one of the largest cities in West Ventura County, with an estimated population of approximately 176,277 in 2002. Within approximately a 3-mile radius of the Esplanade Shopping Center there were approximately 68,374 people living with a median household income of approximately $60,975, and an average household income of approximately $79,075. The subject property is 100.0% occupied.


(1) Certain information from the Centro Retail Portfolio II's properties' appraisals dated August 2003 through September 2003. Each appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.


                                    19 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                           CENTRO RETAIL PORTFOLIO II
--------------------------------------------------------------------------------


OCEANVIEW PLAZA

The Ocean Plaza property is located in San Clemente, Orange County, California on the south side of Camino De Los Mares, north of the San Diego Freeway.

Orange County contains approximately 8.1% of California's total population, with an approximately 2,933,481 residents as of January 2002. The median and average household incomes were approximately $68,871 and approximately $90,490 respectively. Many additional workers commute from neighboring counties, as evidenced by the fact that the county employs approximately 10% of the state's workers. A large freeway network provides access to the four neighboring counties of San Diego, Riverside, San Bernardino, and Los Angeles. The major airport is John Wayne Orange County Airport, which is served by approximately nine commercial, and approximately five freight carriers, and provides direct flight links to the West Coast and mid-west cities. An international airport and deep-water port are in nearby Los Angeles, accessible by freeway.

The subject property is well located within the South Orange County sub market. It benefits from close proximity to densely populated residential districts with relatively high-income levels and heavily traveled roads with easy access to freeways. Competition has resulted from the development of other centers in the marketplace. The overall vacancy rate for all space within community centers in South Orange County sub market is approximately 2.6%. The subject property is approximately 96.7% occupied.


UNIVERSITY MALL

The University Mall property is located in Davis, Yolo County, California on the north side of Russell Boulevard. Access to and from the neighborhood is good, with Highway 133 and Interstate 80 forming the major arteries, and a large network of bike trails interconnecting the campus with the downtown district of Davis.

The Sacramento-Yolo Consolidated Metropolitan Statistical Area consists of approximately 5,100 square miles, and is the hub of economic activity in the California Central Valley. With an estimated 2002 population of approximately 1,849,131, the population has grown since 1990 at a rate significantly higher than the state of California as a whole.

Traditionally, the employment base has been dominated by government and agriculture, a more diversified economy has recently emerged due to the pro-business environment and low cost of living, which has encouraged businesses to locate in the area. The region is served by rail, highway, and air transportation, and despite it's inland location possesses a deep-water port. In 2002, the median household income was approximately $52,078, and it is projected to grow to approximately $60,078 by 2007.

In 2002, approximately 62,582 people lived within a three-mile radius of University Mall, with approximately $65,701 average and approximately $46,227 median household income.

The West Sacramento/Davis retail sub market consists of 851,310 square feet of total gross leasable area, with a vacancy rate of approximately 7.9% as of the 4th quarter 2002. The subject property is 100.0% occupied.


SANTA PAULA SHOPPING CENTER

The Santa Paula Shopping Center is located in Santa Paula, Ventura County, California on the south side of West Main Street, extending through to Harvard Boulevard approximately 1/4 mile north of the Santa Paula (126) Freeway.

Ventura County is located in the westernmost portion of the five-county Southern California region. Population growth in Ventura County has primarily taken place in the eastern portion of the county, as a result of the expanding population base of Los Angeles County.

The top four employers in Ventura County in 2003 were the U.S. Naval Base at Port Hueneme, the County of Ventura, Amgen, and
Countrywide. Major employment sectors include Agriculture, Oil and Gas Production, Defense, Manufacturing, and Tourism.

As of 2002, approximately 31,407 people lived within an approximately 3-mile radius of the shopping center, with median and average household incomes of approximately $47,668 and approximately $60,821, respectively. The subject property is 100.0% occupied.


FELICITA PLAZA

The Felicita Plaza property is located in Escondido, San Diego County, California on the south side of Felicita Avenue at the intersection with Centre City Parkway. San Diego County ranks second in population among California's 58 counties, and fourth as the most populous county in the nation. The 2003 population estimate for the county, according to the California Department of Finance, was approximately 2,961,600. This was an increase of approximately 1.8% over the 2002 figure, which follows an approximately 2.0% increase in 2001 and an approximately 1.8% increase in 2000. Median household income in San Diego County increased approximately 3.5% to approximately $50,500 in 2002, which follows an approximately 4.9% increase in 2001, an approximately 6.6% increase in 2000 and an approximately 3.0% increase in 1999, according to the Economic Research Bureau.

Vacancy rate trends for the San Diego County retail market have declined between 1996 and the present to a historical low of approximately 3.1%, as of the second quarter 2003. This declining vacancy rate reflects strong demand for retail space outpacing the growth in supply in San Diego. The subject property is approximately 98.8% occupied.


                                    20 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                           CENTRO RETAIL PORTFOLIO II
--------------------------------------------------------------------------------


SAN BERNARDINO SHOPPING CENTER

The San Bernardino Shopping Center is located in San Bernardino, San Bernardino County, California at the southeast corner of Orange Show Road and E Street.

The San Bernardino Shopping Center is located in the southern portion of the city of San Bernardino, within San Bernardino County. There are approximately 400 acres of industrially zoned land within San Bernardino City limits, and approximately 40% of this acreage is available for development. There are two regional malls located in the City, the Inland Center Mall, and the Carousel Mall, located within one mile of each other. However, since the closure of the Montgomery Wards anchor store at the Carousel Mall, a significant portion of the interior mall is being renovated for typical office use.

As of 2002, the city of San Bernardino had an estimated population of approximately 57,008, and average and median incomes per household of approximately $45,631 and approximately $36,226 respectively. The subject property is 100.0% occupied.

PROPERTY MANAGEMENT. The property manager of the Centro Retail Portfolio II properties is Watt/Centro Management Joint Venture LP.
The property manager is affiliated with the borrower.





                                    21 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                           CENTRO RETAIL PORTFOLIO II
--------------------------------------------------------------------------------











          [MAP INDICATING CENTRO RETAIL PORTFOLIO II LOCATION OMITTED]














                                    22 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                           CENTRO RETAIL PORTFOLIO II
--------------------------------------------------------------------------------











                    [SITE MAP OF CENTRO RETAIL PORTFOLIO II OMITTED]












   Note: This exhibit is provided for illustrative purposes. The actual building area is not necessarily drawn to scale.









                                    23 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                           CENTRO RETAIL PORTFOLIO II
--------------------------------------------------------------------------------











                [SITE MAP OF CENTRO RETAIL PORTFOLIO II OMITTED]













   Note: This exhibit is provided for illustrative purposes. The actual building area is not necessarily drawn to scale.





                                    24 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                           CENTRO RETAIL PORTFOLIO II
--------------------------------------------------------------------------------











                    [SITE MAP OF CENTRO RETAIL PORTFOLIO II OMITTED]














   Note: This exhibit is provided for illustrative purposes. The actual building area is not necessarily drawn to scale.





                                    25 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                           CENTRO RETAIL PORTFOLIO II
--------------------------------------------------------------------------------












                [SITE MAP OF CENTRO RETAIL PORTFOLIO II OMITTED]









   Note: This exhibit is provided for illustrative purposes. The actual building area is not necessarily drawn to scale.






                                    26 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9





                      [THIS PAGE INTENTIONALLY LEFT BLANK]






                                    27 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                                 GRACE BUILDING
--------------------------------------------------------------------------------




[3 PHOTOS OF GRACE BUILDING OMITTED]




                                    28 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                                 GRACE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $117,000,000 (Pari Passu)

 CUT-OFF PRINCIPAL BALANCE:    $117,000,000 (Pari Passu)

 % OF POOL BY IPB:             10.5%

 SHADOW RATING (S/F):(1)       A-/AA-

 LOAN SELLER:                  JPMorgan Chase Bank

 BORROWER:                     1114 TrizecHahn-Swig, L.L.C.

 SPONSOR:                      Trizec Properties, Inc., Swig Investment
                               Company

 ORIGINATION DATE:             06/15/04

 INTEREST RATE:                5.6000%

 INTEREST ONLY PERIOD:         36 months

 MATURITY DATE:                07/10/14

 AMORTIZATION TYPE:            Balloon

 ORIGINAL AMORTIZATION:        360 months

 REMAINING AMORTIZATION:       360 months

 CALL PROTECTION:              L(23),Def(93),O(4)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     Cash Management Agreement

 ADDITIONAL DEBT:              $264,000,000

 ADDITIONAL DEBT TYPE:         Two Pari Passu Notes ($117mm each)
                               $30mm B-Note

 LOAN PURPOSE:                 Refinance

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

All reserves have been waived prior to either (a) the occurence of an event of default or (b) the actual net cash flow falls below a predetermined level. At which time, reserves for taxes, insurance, CapEx and TI/LC will be collected.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset

 TITLE:                      Fee

 PROPERTY TYPE:              Office - CBD

 SQUARE FOOTAGE:             1,518,210

 LOCATION:                   New York, NY

 YEAR BUILT/RENOVATED:       1971/2002

 OCCUPANCY:                  98.1%

 OCCUPANCY DATE:             05/01/04

 NUMBER OF TENANTS:          50

 HISTORICAL NOI:

  2002:                      $ 29,221,151

  2003:                      $ 32,800,409

  TTM AS OF 03/31/04:        $ 34,549,940

 UW NOI:                     $ 46,922,483

 UW NET CASH FLOW:           $ 44,450,132

 APPRAISED VALUE:            $635,000,000

 APPRAISAL DATE:             06/01/04


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                          PARI PASSU     WHOLE LOAN
                          -------------- --------------
 CUT-OFF DATE LOAN/SF:(2)  $ 231          $ 251
 CUT-OFF DATE LTV:(2)       55.3%          60.0%
 MATURITY DATE LTV:(2)      49.5%          53.9%
 UW DSCR:(2)                1.84x          1.69x


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            LEASE
                          SIGNIFICANT TENANTS                                            MOODY'S/  SQUARE  % OF    BASE   EXPIRATION
TENANT NAME                PARENT COMPANY                      TENANT NAME                S&P(3)    FEET    GLA  RENT PSF    YEAR
------------------------------------------------------------------------------------------------------------------------------------
TIME WARNER ENTERTAINMENT Time Warner Inc. (NYSE: TWX)         TIME WARNER ENTERTAINMENT Baa1/BBB+ 279,434 18.4%  $37.65     2018
COUDERT BROTHERS          Coudert Brothers L.L.P.              COUDERT BROTHERS            NR/NR   258,445 17.0%  $32.97     2013
INTERPUBLIC               The Interpublic Group of Companies
                          (NYSE: IPG)                          INTERPUBLIC                Baa3/BB+ 155,825 10.3%  $32.65     2009

SALANT CORPORATION        Perry Ellis International, Inc.
                          (NSDQ: PERY)                         SALANT CORPORATION          B2/B+   100,725  6.6%  $29.49     2013

KRONISH LIEB              Kronish Lieb Weiner & Hellman L.L.P. KRONISH LIEB                NR/NR    93,030  6.1%  $34.62     2014
TATE & LYLE               Tate & Lyle PLC (OTC: TATYF)         TATE & LYLE                Baa2/BBB  58,590  3.9%  $35.57     2011
ARG MANAGEMENT            NAP                                  ARG MANAGEMENT              NR/NR    47,183  3.1%  $33.27     2010
VICTORIA'S SECRET         Victoria's Secret Stores, L.L.P.     VICTORIA'S SECRET           NR/NR    42,967  2.8%  $29.97     2008
------------------------------------------------------------------------------------------------------------------------------------


(1) Standard & Poor's and Fitch have confirmed, in accordance with their respective methodologies, that the Grace Building loan has credit characteristics consistent with investment-grade rated obligations.

(2) Calculated based upon the aggregate principal balance of the Grace Building loan and the Grace Building pari passu companion notes as of the cut-off date.

(3) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


                                    29 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                                 GRACE BUILDING
--------------------------------------------------------------------------------

THE LOAN. The Grace Building loan is secured by a 1,518,210 square foot class A office building located midtown Manhattan in New York, New York. The Grace Building secures a $351 million senior component and a $30 million junior component. The senior component is split into 3 pari passu notes (A-1, A-2, A-3) each with a balance of $117 million. The $117 million A-1 component note is included in the trust. All other notes are held outside the trust.

THE BORROWER. The property is owned through a partnership entity controlled by Trizec Properties, Inc. ("Trizec") and The Swig Company, on behalf of the Swig Investment Company ("Swig") -- 1114 TrizecHahn-Swig, L.L.C. (the "Borrower")

Swig has owned a 50% interest in the property since Benjamin H. Swig developed the building with Jack Weiler in the early 1970s. Trizec acquired a 49.9% interest in 1997 from the Weiler-Arnow Investment Company. Trizec has leased and managed the property since that time while the Weiler-Arnow Investment Company retained the remaining 0.1%.

Trizec, a publicly traded real estate investment trust ("REIT"), is one of the largest owners and managers of commercial property in North America. This REIT has ownership interests in and manages a portfolio of 64 office properties totaling approximately 43 million square feet in major markets throughout the U.S.

Swig, a closely held real estate investment company with more than sixty years of operating history, has significant interests in a portfolio of quality commercial property assets in major cities across the U.S. The real estate portfolio includes interests in downtown and suburban office buildings, full service luxury hotels and credit-leased commercial buildings. Swig currently owns more than seven million square feet of downtown and suburban office space, four commercial development sites and 1,600 full service hotel rooms.

THE PROPERTY. The Grace Building is a 48 story multi-tenant Class A office building located at 1114 Avenue of the Americas in New York, New York, near the northeast corner of Sixth Avenue (Avenue of the Americas) and 42nd Street. The Grace Building is conveniently located proximate to several subway lines, Grand Central Terminal, Penn Station, Port Authority Bus Terminal, and New Jersey Transit Trains. The Grace Building won the Building Owners and Managers Association (BOMA) New York's 2003-2004 Pinnacle Award for Operating Office Building of the Year in the over 1 million square feet category. The Grace Building was built in 1971, designed by the architectural firm Skidmore, Owings & Merrill and includes 1,518,210 square feet (1,497,967 square feet of office space and 20,243 square feet of retail space). The Grace Building overlooks Bryant Park and its amenities include a newly renovated travertine marble and fine wood lobby, renovated elevator cabs, 24/7 building access and security, on site Trizec management, 30 high speed passenger and two freight elevators, a 188 car underground garage, a public plaza on 43rd Street, ATMs, a corporate day care center, a hair salon, a restaurant and cafe, a greeting card store, and express mail service.

The property is approximately 98.1% leased to 50 tenants. Major tenants include Time Warner Entertainment (279,434 square feet or 18.4% of net rentable area), Coudert Brothers (258,445 square feet or 17.0% of net rentable area), and Interpublic (155,825 square feet or 10.3% of net rentable area). Average year-end occupancy since 1997 is 99.0%.

THE MARKET(1). The Grace Building is located New York, New York in midtown Manhattan on 6th Avenue between 42nd and 43rd street within the 6th Avenue/Rockefeller Center submarket. The Class A inventory for the 6th Avenue/Rockefeller Center submarket consists of approximately 35.5 million square feet with a direct vacancy rate of approximately 4.9% and an overall vacancy rate of approximately 11.6%. As of first quarter 2004, the 6th Avenue/Rockefeller Center submarket has had negative absorption of approximately 893,122 square feet. Leasing activity in Manhattan during the first quarter 2004 totaled 7.7 million square feet, well above the 5.8 million square feet leased during first quarter 2003. Expected construction completions in 2004 include Times Square Tower (1.0 million square feet), 300 Madison Avenue (1.2 million square feet), and Columbus Centre (1.0 million square feet). Planned construction within the submarket includes the approximately 2.1 million square feet One Bryant Park, located at the northwest corner of the park opposite Grace Building. This project is scheduled for completion in 2008 and Bank of America has agreed to occupy approximately half of the building's lower/mid level floors.

The Grace Building area is improved primarily with high-rise commercial office buildings, but having some ancillary uses such as mixed commercial/residential buildings and hotels. Overall, this area is primarily improved with corporate headquarters, multi-tenanted office buildings and famous hotels. Land use in the neighborhood primarily consists of office with grade level retail. The buildings are generally of similar age to the subject.

PROPERTY MANAGEMENT. Trizec Holdings, Inc., an affiliate of Trizec Properties, Inc., is the manager of the property.

-------------------------------------------------------------------------------

(1) Certain information from the Grace Building's appraisals dated June 01, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of any of the assumptions underlying the appraisal.


                                    30 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                                 GRACE BUILDING
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE

              NUMBER     SQUARE       % OF                             % OF BASE    CUMULATIVE  CUMULATIVE  CUMULATIVE  CUMULATIVE %
            OF LEASES    FEET         GLA       BASE RENT                RENT      SQUARE FEET   % OF GLA   BASE RENT  OF BASE RENT
 YEAR        EXPIRING  EXPIRING    EXPIRING     EXPIRING     YEAR      EXPIRING      EXPIRING    EXPIRING    EXPIRING    EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
 VACANT        NAP       28,534        1.9%        NAP       VACANT      NAP         28,534        1.9%       NAP         NAP
 2004 & MTM      4       33,277        2.2    $ 1,198,945  2004 & MTM    2.1%        61,811        4.1%   $ 1,198,945       2.1%
 2005            8       72,081        4.7      3,580,752    2005        6.2        133,892        8.8%   $ 4,779,697       8.3%
 2006            5       14,305        0.9        775,648    2006        1.3        148,197        9.8%   $ 5,555,345       9.6%
 2007            5       13,479        0.9        673,430    2007        1.2        161,676       10.6%   $ 6,228,775      10.8%
 2008            6       62,223        4.1      2,331,016    2008        4.0        223,899       14.7%   $ 8,559,791      14.8%
 2009            9      211,353       13.9      7,188,377    2009       12.4        435,252       28.7%   $15,748,169      27.2%
 2010            9      149,254        9.8      6,546,635    2010       11.3        584,506       38.5%   $22,294,804      38.6%
 2011            5       76,423        5.0      3,130,911    2011        5.4        660,929       43.5%   $25,425,714      44.0%
 2012            2        1,055        0.1        101,898    2012        0.2        661,984       43.6%   $25,527,612      44.2%
 2013           17      452,388       29.8     16,009,091    2013       27.7      1,114,372       73.4%   $41,536,704      71.9%
 2014            7      124,404        8.2      5,748,849    2014        9.9      1,238,776       81.6%   $47,285,553      81.8%
 AFTER           8      279,434       18.4     10,521,843    AFTER      18.2      1,518,210      100.0%   $57,807,396     100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL          85    1,518,210      100.0%   $57,807,396    TOTAL     100.0%
------------------------------------------------------------------------------------------------------------------------------------



                                    31 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                                 GRACE BUILDING
--------------------------------------------------------------------------------







                [MAP INDICATING GRACE BUILDING LOCATION OMITTED]








                                    32 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                                 GRACE BUILDING
--------------------------------------------------------------------------------







                    [STACKING PLAN OF GRACE BUILDING OMITTED]



Note: This exhibit is provided for illustrative purposes. The actual building area is not necessarily drawn to scale. The information set forth in the above stacking plan indicates the following information as provided by the borrower:
"Tenant Name", leased square footage [lease expiration month/year]




                                    33 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                            4TH & BLANCHARD BUILDING
--------------------------------------------------------------------------------



[2 PHOTOS OF 4TH & BLANCHARD OMITTED]




                                    34 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                            4TH & BLANCHARD BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $67,000,000

 CUT-OFF PRINCIPAL BALANCE:    $66,941,983

 % OF POOL BY IPB:             6.0%

 LOAN SELLER:                  JPMorgan Chase Bank

 BORROWER:                     Selig Real Estate Holdings Five, L.L.C.

 SPONSOR:                      Martin Selig

 ORIGINATION DATE:             04/29/04

 INTEREST RATE:                5.8320%

 INTEREST ONLY PERIOD:         NAP

 MATURITY DATE:                05/01/14

 AMORTIZATION TYPE:            Balloon

 ORIGINAL AMORTIZATION:        360 months

 REMAINING AMORTIZATION:       359 months

 CALL PROTECTION:              L(24),Def(93),O(2)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     Hard

 ADDITIONAL DEBT:              No

 ADDITIONAL DEBT TYPE:         NAP

 LOAN PURPOSE:                 Refinance


--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:      INITIAL         MONTHLY
                       ----------      -------
  Tax:                 $   87,006      $43,503
  CapEx:               $        0      $ 3,902
  TI/LC:(1)            $        0      $41,667
  Holdback:(2)         $1,000,000      $     0




--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset

 TITLE:                      Fee

 PROPERTY TYPE:              Office - CBD

 SQUARE FOOTAGE:             406,366

 LOCATION:                   Seattle, WA

 YEAR BUILT/RENOVATED:       1979

 OCCUPANCY:                  91.4%

 OCCUPANCY DATE:             04/06/04

 NUMBER OF TENANTS:          48

 HISTORICAL NOI:

   2002:                     $ 6,958,066

   2003:                     $ 7,076,260

   TTM AS OF 03/31/04:       $ 7,058,759

 UW NOI:                     $ 6,576,218

 UW NET CASH FLOW:           $ 6,056,069

 APPRAISED VALUE:            $84,000,000

 APPRAISAL DATE:             04/16/04



--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:    $ 165
 CUT-OFF DATE LTV:        79.7%
 MATURITY DATE LTV:       67.3%
 UW DSCR:                 1.28x



-------------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT TENANTS

                                                               MOODY'S/    SQUARE  % OF        BASE          LEASE
    TENANT NAME               PARENT COMPANY                    S&P(3)      FEET    GLA      RENT PSF    EXPIRATION YEAR
-------------------------------------------------------------------------------------------------------------------------
 WASHINGTON STATE   NAP                                         NR/NR     34,760   8.6%      $ 19.01          2006
 FIRST AMERICAN     First American Title Insurance Company      NR/A-     28,854   7.1%      $ 17.05          2008
 KEMPER INSURANCE   Kemper Insurance Companies                  NR/A-     28,854   7.1%      $ 24.68          2010
 FIREMAN'S FUND     Allianz Group (NYSE: AZ)                   Aa3/AA-    20,669   5.1%      $ 28.85          2005
-------------------------------------------------------------------------------------------------------------------------

(1) The Monthly TI/LC escrow account shall not exceed $2,000,000.

(2) Lender will hold back $1,000,000 until the property reaches a stabilized occupancy of 94%, with no material rollover in the upcoming 6-month period at the time of release. Property must also maintain a debt service coverage ratio of not less than 1.25x for the 12-month period ending on the date the borrower requests the release of the holdback funds.

(3) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


                                    35 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                            4TH & BLANCHARD BUILDING
--------------------------------------------------------------------------------

THE LOAN. The 4th & Blanchard loan is secured by a first mortgage interest in a 406,366 square foot office building located in the Denny Regrade area of downtown Seattle, Washington's Central Business District.

THE BORROWER. The borrower is Selig Real Estate Holdings Five, L.L.C. The borrower is a special purpose entity controlled by Martin Selig. Mr. Selig is a Seattle area real estate developer and has been in real estate development for over 35 years. His current portfolio includes 17 office buildings and several surface parking lots. Mr. Selig's company employs in-house development, leasing and property management professionals.

THE PROPERTY. 4th & Blanchard is a 406,366 square foot, 25-story glass facade office-building. The building was constructed in 1979 by Martin Selig, who is the current owner of the property. The property occupies a full city block at the south end of the Denny Regrade area, adjacent to the CBD.

THE MARKET(1). The 4th & Blanchard Building property is located in Seattle, King County, Washington. The subject is located in the Denny Regrade area of downtown Seattle, approximately 6 blocks north of Seattle's financial and retail centers. This area features a mix of office/ retail, apartments/condominiums, restaurants, hotels, and tourist-related amenities. Elliott Bay and the Seattle waterfront along with the Seattle Center, home of the Space Needle and Key Arena, are all located within approximately 4 blocks of the subject.

The Denny Regrade submarket is the major office market within the Puget Sound region. The overall vacancy rate remained virtually the same from 4th quarter 2003 (approximately 16.2%) to 1st quarter 2004 (approximately 16.3%). The 1st quarter 2004 vacancy can be attributed to the delivery of approximately 557,240 square feet in the Downtown and Southend submarkets. Downtown Seattle vacancy rates declined for the third consecutive quarter, decreasing from around approximately 15.8% to approximately 15.4% at the end of 1st quarter 2004. During the first quarter of 2004, Downtown Seattle recorded the most absorption since the first quarter of 2001. 4th & Blanchard current occupancy rate is approximately 91.4%.

The largest employers in the area include: The Boeing Company, Microsoft Corporation, Costco Wholesale Corp., Port of Seattle, and University of Washington.

PROPERTY MANAGEMENT. 4th & Blanchard is managed by Martin Selig Real Estate, the sponsor's property management company. Martin Selig Real Estate currently manages 17 office buildings totaling over 2.4 million square feet as well as several surface parking lots.
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         LEASE ROLLOVER SCHEDULE

               NUMBER     SQUARE                                      % OF BASE  CUMULATIVE CUMULATIVE    CUMULATIVE  CUMULATIVE %
             OF LEASES     FEET    % OF GLA    BASE RENT                 RENT    SQUARE FEET  % OF GLA     BASE RENT  OF BASE RENT
 YEAR         EXPIRING   EXPIRING  EXPIRING    EXPIRING    YEAR        EXPIRING    EXPIRING   EXPIRING      EXPIRING    EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
 VACANT         NAP       34,770      8.6%        NAP      VACANT        NAP        34,770       8.6%         NAP         NAP
 2004 & MTM      21       50,546     12.4     $1,020,459   2004 & MTM   12.5%       85,316      21.0%     $1,020,459       12.5%
 2005            22       58,860     14.5      1,527,980   2005         18.8       144,176      35.5%     $2,548,438       31.3%
 2006             8       59,149     14.6      1,403,043   2006         17.2       203,325      50.0%     $3,951,481       48.6%
 2007            15       83,689     20.6      1,809,066   2007         22.2       287,014      70.6%     $5,760,548       70.8%
 2008            20       53,032     13.1        993,036   2008         12.2       340,046      83.7%     $6,753,583       83.0%
 2009             4        5,475      1.3        116,945   2009          1.4       345,521      85.0%     $6,870,528       84.5%
 2010             5       51,620     12.7      1,081,564   2010         13.3       397,141      97.7%     $7,952,092       97.7%
 2011             0            0      0.0              0   2011          0.0       397,141      97.7%     $7,952,092       97.7%
 2012             0            0      0.0              0   2012          0.0       397,141      97.7%     $7,952,092       97.7%
 2013             4        9,225      2.3        183,130   2013          2.3       406,366     100.0%     $8,135,222      100.0%
 2014             0            0      0.0              0   2014          0.0       406,366     100.0%     $8,135,222      100.0%
 AFTER            0            0      0.0              0   AFTER         0.0       406,366     100.0%     $8,135,222      100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           99      406,366    100.0%    $8,135,222   TOTAL       100.0%
------------------------------------------------------------------------------------------------------------------------------------


(1) Certain information from 4th & Blanchard's appraisal dated April 16, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of any of the assumptions underlying the appraisal.


                                    36 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                            4TH & BLANCHARD BUILDING
--------------------------------------------------------------------------------




               [AERIAL PHOTO OF 4TH & BLANCHARD BUILDING OMITTED]



Key:

1. Columbia Tower              4. Elliot Bay                7. Interstate 5
2. Pacific Science Center      5. Two Union Square          8. State Highway 99
3. Space Needle                6. Experience Music Project

                                    37 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                            4TH & BLANCHARD BUILDING
--------------------------------------------------------------------------------



                [MAP INDICATING 4TH & BLANCHARD LOCATION OMITTED]




                                    38 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                            4TH & BLANCHARD BUILDING
--------------------------------------------------------------------------------




               [STACKING PLAN OF 4TH & BLANCHARD BUILDING OMITTED]



Note: This exhibit is provided for illustrative purposes. The actual building area is not necessarily drawn to scale.


                                    39 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                               COUNTRY CLUB PLAZA
--------------------------------------------------------------------------------


[4 PHOTOS OF COUNTRY CLUB PLAZA OMITTED]



Note: Macy's is not part of the collateral for the Country Club Plaza Loan, but serves as a shadow anchor.

                                    40 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                               COUNTRY CLUB PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $47,300,000

 CUT-OFF PRINCIPAL BALANCE:    $47,300,000

 % OF POOL BY IPB:             4.2%

 LOAN SELLER:                  CIBC Inc.

 BORROWER:                     CAMWATT, LLC

 SPONSOR:                      Bruce I. Shapiro, Marko C. Burns

 ORIGINATION DATE:             06/30/04

 INTEREST RATE:                6.1500%

 INTEREST ONLY PERIOD:         NAP

 MATURITY DATE:                11/01/14

 AMORTIZATION TYPE:            Balloon

 ORIGINAL AMORTIZATION:        360 months

 REMAINING AMORTIZATION:       360 months

 CALL PROTECTION:              L(23),Def(97),O(4)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     Springing

 ADDITIONAL DEBT:              No

 ADDITIONAL DEBT TYPE:         NAP

 LOAN PURPOSE:                 Refinance


--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:       INITIAL       MONTHLY
                       -----------   -----------
   Tax:                 $  275,458      $ 55,092
   Insurance:           $   93,000      $ 15,500
   CapEx:               $    5,423      $  5,423
   TI/LC:               $    8,333      $  8,333
   Other:(1)            $1,313,207      $      0




--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset

 TITLE:                      Fee

 PROPERTY TYPE:              Retail - Anchored

 SQUARE FOOTAGE:             433,829

 LOCATION:                   Sacramento, CA

 YEAR BUILT/RENOVATED:       1960/2003

 OCCUPANCY:                  93.7%

 OCCUPANCY DATE:             05/11/04

 NUMBER OF TENANTS:          62

 UW NOI:                     $ 4,757,595

 UW NET CASH FLOW:           $ 4,498,788

 APPRAISED VALUE:            $60,000,000

 APPRAISAL DATE:             04/13/04



--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:     $ 109
 CUT-OFF DATE LTV:          78.8%
 MATURITY DATE LTV:         66.6%
 UW DSCR:                   1.30x


------------------------------------------------------------------------------------------------------------------------------------
                                                          MAJOR TENANTS

                                                         MOODY'S/        SQUARE             SALES      BASE          LEASE
     TENANT NAME             PARENT COMPANY                S&P(2)         FEET     % OF GLA  PSF     RENT PSF   EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
 GOTTSCHALKS         Gottschalks Inc. (NYSE: GOT)          NR/NR        194,446      44.8%   $104     $  2.57        2014
 SPORT CHALET        Sport Chalet, Inc. (NSDQ: SPCH)       NR/NR         40,603       9.4%   NAV      $ 17.50        2014
 OFF BROADWAY        Rack Room Shoes Inc.                  NR/NR         32,890       7.6%   NAV      $ 11.75        2014
 ROSS STORES         Ross Stores, Inc. (NSDQ: ROST)        NR/BBB        29,645       6.8%   $144     $ 11.50        2006
 BED BATH & BEYOND   Bed Bath & Beyond Inc. (NSDQ: BBBY)   NR/BBB        24,895       5.7%   NAV      $ 14.48        2014
------------------------------------------------------------------------------------------------------------------------------------

(1) The loan is structured with a $1,000,000 holdback for completion of improvements on the two outparcels (Outparcel C and Outparcel D) currently under construction that will account for approximately 12,555 square feet of net rentable area. $500,000 may be released when tenant(s) paying no less than $127,995 per year in base rent take occupancy, commence paying rent, and open for business. An additional $250,000 may be released when tenants paying no less than $191,933 per year in base rent are in occupancy, paying rent, and open for business. The remaining balance of the reserve may be released when tenant(s) paying no less than $255,990 per year in base rent are in occupancy, paying rent, and open for business.

(2) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    41 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                               COUNTRY CLUB PLAZA
--------------------------------------------------------------------------------

THE LOAN. The Country Club Plaza loan (the "Loan") is secured by a fee interest in a 433,829 square foot anchored retail center located in Sacramento, California.

THE BORROWER. CAMWATT, LLC (the "Borrower") is a single asset entity whose managing member, Manwatt, Inc. is indirectly owned by the loan sponsors, Bruce Shapiro and Mark Burns.

The Borrower is an affiliate of Arizona Partners, a real estate investment firm specializing in the acquisition and redevelopment of retail shopping centers located throughout California and Arizona. Arizona Partners performs all the management and leasing of its real estate portfolio comprised of 16 retail centers totaling more than 2.7 million square feet. Mark Burns and Bruce Shapiro, the Borrower's sponsors, are the two principals of Arizona Partners.

THE PROPERTY. Country Club Plaza is a 433,829 square foot, anchored retail center situated on approximately 24 acres of land located in Sacramento, California, and is part of a larger regional mall (611,307 square feet) that is situated on approximately 34 acres of land, and includes Macy's (169,408 square feet) and an outparcel occupied by US Bank (8,070 square feet), which are not part of the collateral. The property was acquired by Urban Retail Partners, LLC, an affiliate of the Borrower, in February 2001 and underwent a complete renovation/redevelopment at a cost of approximately $30 million. The renovation/redevelopment included redesign and replacement of the entire common area and the realignment of Butano Drive (which used to divide the property's parking lot). The Borrower's sponsors also negotiated REA agreements with the anchor tenants and negotiated with the in-line tenants to either vacate or relocate their spaces. The property re-opened for operation in February 2004 and was 93.7% occupied as of May 11, 2004.

The property is anchored by Gottschalks (194,446 square feet) and Macy's, which owns its own store. Sport Chalet (40,603 square feet), Off Broadway (32,890 square feet), Ross Dress for Less (29,645 square feet), and Bed Bath & Beyond (24,895 square feet) serve as junior anchors at the property, which also includes 77,665 square feet of in-line space occupied by 56 in-line and kiosk tenants. None of the in-line tenants occupy more than 2.1% of the NRA. In total, national tenants (including anchor and junior anchor tenants) occupy 74.3% of the NRA.

The property also includes three outparcels totaling 18,785 square feet. The Loan is structured with a $1,000,000 holdback for completion of improvements on the two outparcels (Outparcel C and Outparcel D) currently under construction that will account for approximately 12,555 square feet of NRA. $500,000 may be released when tenant(s) paying no less than $127,995 per year in base rent take occupancy, commence paying rent, and open for business. An additional $250,000 may be released when tenants paying no less than $191,933 per year in base rent are in occupancy, paying rent, and open for business. The remaining balance of the reserve may be released when tenant(s) paying no less than $255,990 per year in base rent, are in occupancy, paying rent, and open for business.

Commencing July 31, 2012, all excess cash flow will be swept and deposited in the Gottschalk's reserve account, capped at $3 million. Funds may be remitted to the Borrower if: 1) Gottschalk's exercises one or more of its 2, 10-year renewal options or 2) Borrower re-leases part or all of the Gottschalk's space to one or more tenants at a weighted average lease term of no less than 7 years at a combined annual base rental rate of no less than $500,000 NNN. Notwithstanding the aforementioned, the sweep of excess cash flow will not occur if during the first five years of the Loan term Gottschalk's extends its lease at least five years beyond its current maturity, or if prior to July 31, 2012 the Borrower posts a $2.8 million letter of credit from an acceptable bank.

In addition, all excess cash flow will be swept should the DSCR fall below 1.10x for two consecutive calendar quarters.

In the event that Off Broadway Shoes, Bed Bath & Beyond, and Sport Chalet have not renewed their leases for a minimum term of 5 years, at rents not less than their current rent level, six months prior to their respective lease expirations, the Borrower will be required to make monthly deposits into the TI/LC reserve account of $37,500, $37,500, and $75,000, respectively for each tenant for six months.

The Borrower is required to deposit $100,000/year into a TI/LC reserve account capped at $500,000 and replenished if drawn down upon. Replacement reserves will be collected at an annual rate of $65,074 ($0.15/sf/year) for the term of the Loan.
-------------------------------------------------------------------------------

                                    42 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                               COUNTRY CLUB PLAZA
--------------------------------------------------------------------------------

THE MARKET(1). The property is located in Sacramento, the capital of California, with a current population of 427,109 people. Due to Sacramento's position as the state capital its economy is dominated by the government, which employs 26.3% of the work force. Other significant employment sectors include services (11.9%), and retail trade (11.5%).

The property is located at the intersection of Watt Avenue and El Camino Avenue, two major thoroughfares with a traffic count of approximately 87,000 cars per day. The property has frontage and exposure along both Watt and El Camino Avenues, and is easily accessible via three freeways: Highway 50 to the east, Business Interstate 80 to the west, and Bypass Interstate to the north.

The property is surrounded by mixed commercial uses along El Camino Avenue to the north, single family homes to the east, and the affluent neighborhoods of Arden Oaks and Arden Park to the south. A complementary center (Country Club Centre) is being constructed across the street, west of the property, which will include Super Wal-Mart, Sam's Club and an Office Max.

The population within the 1-, 3- and 5-mile radii of the property is 14,301, 130,413, and 359,688 persons, respectively. The median household income within the same radii is $45,823, $43,562 and $42,815, respectively.

The property is located in the Sacramento MSA, which contains 30.9 million square feet of retail space. Community centers account for 13.8 million square feet (44.7%), while neighborhood centers account for 6.3 million square feet (20.4%), super-regional centers account for 6.6 million square feet (21.4%), and regional centers account for 4.2 million square feet (13.6%). Further, the property is located in the Carmichael/Fair Oaks submarket that contains 4.3 million square feet of retail space and represents 13.9% of the overall market. According to Reis, as of the 4th Quarter 2003, the retail vacancy rate in the Sacramento MSA and the Carmichael/Fair Oaks submarket was 6.0% and 6.5%, respectively. Anchored centers within the submarket comprise 1.7 million square feet of space, commanding an average asking in-line rent of $12.04/sf, and exhibiting a vacancy rate of 7.5%.

PROPERTY MANAGEMENT. The property is managed by Arizona Partners, an affiliate of the Borrower.
-------------------------------------------------------------------------------

(1) Certain information from the Country Club Plaza loan appraisal dated April 13, 2004, unless otherwise stated. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

--------------------------------------------------------------------------------------------------------------------------
                                               LEASE ROLLOVER SCHEDULE

              NUMBER      SQUARE     % OF                 % OF BASE    CUMULATIVE   CUMULATIVE    CUMULATIVE  CUMULATIVE %
            OF LEASES     FEET       GLA      BASE RENT     RENT      SQUARE FEET    % OF GLA     BASE RENT  OF BASE RENT
 YEAR        EXPIRING   EXPIRING  EXPIRING    EXPIRING    EXPIRING      EXPIRING     EXPIRING      EXPIRING    EXPIRING
--------------------------------------------------------------------------------------------------------------------------
 VACANT        NAP      27,455        6.3%       NAP        NAP          27,455         6.3%         NAP         NAP
 2004 & MTM      2       2,921        0.7   $   61,500        1.2%       30,376         7.0%    $   61,500         1.2%
 2005            3       1,501        0.3       87,276        1.7        31,877         7.3%    $  148,776         3.0%
 2006            1      29,645        6.8      340,918        6.8        61,522        14.2%    $  489,694         9.8%
 2007            0           0        0.0            0        0.0        61,522        14.2%    $  489,694         9.8%
 2008            3       1,290        0.3       89,928        1.8        62,812        14.5%    $  579,622        11.6%
 2009           34      39,824        9.2    1,481,523       29.7       102,636        23.7%    $2,061,144        41.3%
 2010            1       9,026        2.1      135,390        2.7       111,662        25.7%    $2,196,534        44.0%
 2011            1       6,230        1.4      130,830        2.6       117,892        27.2%    $2,327,364        46.7%
 2012            0           0        0.0            0        0.0       117,892        27.2%    $2,327,364        46.7%
 2013            1       1,003        0.2       29,087        0.6       118,895        27.4%    $2,356,451        47.2%
 2014           16     314,934       72.6    2,630,786       52.8       433,829       100.0%    $4,987,238       100.0%
 AFTER           0           0        0.0            0        0.0       433,829       100.0%    $4,987,238       100.0%
--------------------------------------------------------------------------------------------------------------------------
 TOTAL          62     433,829      100.0%  $4,987,238      100.0%
--------------------------------------------------------------------------------------------------------------------------



                                    43 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                               COUNTRY CLUB PLAZA
--------------------------------------------------------------------------------




             [MAP INDICATING LOCATION OF COUNTRY CLUB PLAZA OMITTED]




                                    44 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                               COUNTRY CLUB PLAZA
--------------------------------------------------------------------------------



                    [SITE MAP OF COUNTRY CLUB PLAZA OMITTED]



Note: This exhibit is provided for illustrative purposes. The actual building area is not necessarily drawn to scale.



                                    45 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                             REXVILLE TOWNE CENTER
--------------------------------------------------------------------------------


                  [3 PHOTOS OF REXVILLE TOWNE CENTER OMITTED]





Note: The Home Depot is not part of the Rexvile Towne Center Loan, but serves as a shadow anchor.

                                   46 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                              REXVILLE TOWNE CENTER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:     $45,600,000

 CUT-OFF PRINCIPAL BALANCE:      $45,462,945

 % OF POOL BY IPB:               4.1%

 LOAN SELLER:                    CIBC Inc.

 BORROWER:                       MJS Rexville L.P.

 SPONSOR:                        Michael J. Scarfia, Walter R. Samuels

 ORIGINATION DATE:               02/18/04

 INTEREST RATE:                  5.4800%

 INTEREST ONLY PERIOD:           NAP

 MATURITY DATE:                  03/01/14

 FINAL MATURITY DATE:            03/01/34

 AMORTIZATION TYPE:              ARD

 ORIGINAL AMORTIZATION:          360 months

 REMAINING AMORTIZATION:         357 months

 CALL PROTECTION:                L(24),Def(89),O(4)

 CROSS-COLLATERALIZATION:        No

 LOCK BOX:                       Springing

 ADDITIONAL DEBT:                No

 ADDITIONAL DEBT TYPE:           NAP

 LOAN PURPOSE:                   Refinance


--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:       INITIAL        MONTHLY
                       -----------    ----------
  Tax:                  $   40,833      $ 10,208
  Insurance:            $   65,450      $ 14,416
  CapEx:(1)             $    2,067      $  2,067
  TI/LC:(2)             $   14,641      $ 14,641
  Other:(3)             $2,000,000      $      0


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset

 TITLE:                      Fee

 PROPERTY TYPE:              Retail - Anchored

 SQUARE FOOTAGE:             188,930

 LOCATION:                   Bayamon, Puerto Rico

 YEAR BUILT/RENOVATED:       2002 & 2003

 OCCUPANCY:                  97.9%

 OCCUPANCY DATE:             02/09/04

 NUMBER OF TENANTS:          43

 HISTORICAL NOI:

  TTM AS OF 08/31/03:        $ 2,861,336

 UW NOI:                     $ 4,755,969

 UW NET CASH FLOW:           $ 4,552,808

 APPRAISED VALUE:            $60,500,000

 APPRAISAL DATE:             05/01/04



--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:     $ 241
 CUT-OFF DATE LTV:          75.1%
 MATURITY DATE LTV:         62.9%
 UW DSCR:                   1.47x


------------------------------------------------------------------------------------------------------------------------
                                                    MAJOR TENANTS

                                                                                               BASE     LEASE
                                                   MOODY'S/    SQUARE      % OF     SALES      RENT   EXPIRATION
 TENANT NAME                    PARENT COMPANY      S&P(4)      FEET       GLA       PSF       PSF       YEAR
------------------------------------------------------------------------------------------------------------------------
 SUPERMERCADOS AMIGO, INC.   Wal-Mart (NYSE: WMT)   Aa1/AA      35,588     18.8%    $792     $ 10.50     2027
 OFFICE MAX                  NAP                    NAP         18,066      9.6%     NAV     $ 33.06     2014
 CARIBE VENTURES, INC.
   D\B\A CHUCK E. CHEESE'S   NAP                    NAP         13,600      7.2%     NAV     $ 25.00     2013
------------------------------------------------------------------------------------------------------------------------

(1) CapEx reserves will be collected at an annual rate of $24,804, subject to a maximum of $74,420.

(2) TI/LC reserves will be collected at an annual rate of $175,697, subject to a maximum of $527,090 and replenished if drawn upon. Commencing on or about June 1, 2011, TI/LC collections will increase to $675,697/year with a new limit of $1,027,000. In the event the borrower renews or replaces at least 50% of the space expiring between 2012 and/or 2013, TI/LC collections will revert to $175,697/year, the maximum amount required to be reserved will be reduced to $527,090 and all monies in the reserve exceeding $527,090 will be disbursed to the borrower (provided no event of default is then continuing).

(3) At closing, $2,000,000 was held back until Office Max takes occupancy and commences making its rental payments. However, up to $640,000 can be released to the borrower, prior to the commencement of rental payments and/or occupancy, for tenant improvements required under the Office Max lease.

(4) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


                                    47 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                              REXVILLE TOWNE CENTER
--------------------------------------------------------------------------------

THE LOAN. The Rexville Towne Center loan (the "Loan") is secured by a fee interest in a 188,930 square foot anchored retail shopping center located in Bayamon, Puerto Rico.

THE BORROWER. MJS Rexville L.P. (the "Borrower") is a single asset entity formed for the purpose of owning and operating Rexville Towne Center. MJS Rexville Development Corporation, the general partner, which has a 1% ownership interest, is wholly owned by Mr. Walter Samuels and Gulfcoast Irrevocable Trust V. The limited partners include Walter Samuels (22%), Gulfcoast Irrevocable Trust V (22%), P.R.S.S. LLC (10%), Robert Richter (5%), and Jay Furman (40%). Gulfcoast Irrevocable Trust V is 100% owned and controlled by Michael Scarfia.

Walter Samuels is an experienced owner, operator and developer of commercial real estate. Mr. Samuels' portfolio currently consists of ownership interests in over 50 assets including five properties in Puerto Rico totaling approximately
2.5 million square feet. Michael Scarfia has over 30 years of experience in operating and developing commercial real estate. Mr. Scarfia is the founder and president of the Gibraltar Companies. Since 1988, the Gibraltar Companies have developed in excess of 8.0 million square feet of shopping centers with an additional 2.0 million square feet currently under construction. Jay Furman is an experienced developer of commercial properties. Currently, Mr. Furman has significant interests in more than 100 shopping centers and is the general partner and controlling member of over 85 partnerships.

THE PROPERTY. The property, which was originally constructed in phases between 2002 and 2003, is a 188,930 square foot anchored retail shopping center, located in Bayamon, Puerto Rico. The property contains seven buildings, five of which are located on outparcels. All of the outparcels with the exception of one (El Mason/Baskin Robins) were independently constructed by the tenants and are subject to ground lease agreements. The property is anchored by a 35,588 square foot Supermercados Amigo (sales of $792/sf for the nine months ended March 31, 2003 annualized) and a new 18,066 square foot Office Max. The property is also shadow anchored by a 115,000 square foot Big Kmart and a 121,078 square foot Home Depot, both of which are located within the center and are not part of the collateral. Parking is provided for 2,259 vehicles, inclusive of the outparcel sites and the shadow anchors, subject to reciprocal easement agreements.

The property is 97.9% leased by 43 tenants and anchored by Supermercados Amigo, Inc. and Office Max, which together occupy 28.4% of the NRA. The in-line/outparcel space, which is 69.5% of the net rentable area, is leased to 41 tenants, which range in size from 1,000 square feet to 13,600 square feet. Approximately 37% of the in-line/out parcel space is leased to national retailers including; Starbucks, Supercuts, Baker Shoes, Gamestop, Dollar Store, Payless Shoe Source, Kress Stores, and Chili's. The remaining 32.5% of in-line tenants is comprised of local and regional retailers including a pizza parlor, several clothing stores, and other typical in-line retailers. The Property also contains five outparcels ranging in size from 1,500 square feet to 6,752 square feet, which are all restaurants.

THE MARKET(1). The property is located in Bayamon, Puerto Rico, approximately 10 miles southwest of the capital, San Juan. As of year-end 2000, the municipality of Bayamon had a population of 224,044, a 1.72% increase from the 1990 figure. The 2000 population within the 1-, 3- and 10-mile radii of the property was 218,589, 479,579 and 1,056,106, respectively. A 1998 study of the local economy estimated the median household income for Bayamon to be $33,689, almost 30% higher than Puerto Rico's median household income of $25,931.

The property is located in Puerto Rico's northeast region that includes 13 neighborhood/community shopping centers totaling approximately 4.3 million square feet, with an average occupancy of 97.7%.

Within Bayamon there is an estimated 3.35 million square feet of retail space, including convenience, neighborhood, community, large free standing and regional shopping centers. Rents for anchor and in-line space within the property's competitive area range from $7.00/sf to $11.00/sf (NNN) and $18.00/sf to $60.00/sf (NNN), respectively. Lease terms for in-line space range from five to ten years.

PROPERTY MANAGEMENT. The property is managed by MJS Realty Management Corp., an affiliate of the Borrower.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE

                NUMBER      SQUARE                  BASE     % OF BASE  CUMULATIVE  CUMULATIVE  CUMULATIVE  CUMULATIVE %
              OF LEASES     FEET      % OF GLA      RENT        RENT    SQUARE FEET   % OF GLA   BASE RENT  OF BASE RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING
-------------------------------------------------------------------------------------------------------------------------
 VACANT          NAP        3,879        2.1%        NAP          NAP       3,879        2.1%       NAP            NAP
 2004 & MTM        0            0        0.0              0       0.0%      3,879        2.1%   $        0        0.0%
 2005              0            0        0.0              0       0.0       3,879        2.1%   $        0        0.0%
 2006              0            0        0.0              0       0.0       3,879        2.1%   $        0        0.0%
 2007              3        5,308        2.8        172,363       3.5       9,187        4.9%   $  172,363        3.5%
 2008              1        6,300        3.3        152,000       3.1      15,487        8.2%   $  324,363        6.5%
 2009              0            0        0.0              0       0.0      15,487        8.2%   $  324,363        6.5%
 2010              0            0        0.0              0       0.0      15,487        8.2%   $  324,363        6.5%
 2011              0            0        0.0              0       0.0      15,487        8.2%   $  324,363        6.5%
 2012             29       81,937       43.4      2,596,920      52.2      97,424       51.6%   $2,921,283       58.7%
 2013              6       24,600       13.0        680,500      13.7     122,024       64.6%   $3,601,783       72.4%
 2014              1       18,066        9.6        597,300      12.0     140,090       74.1%   $4,199,083       84.4%
 AFTER             4       48,840       25.9        773,677      15.6     188,930      100.0%   $4,972,760      100.0%
-------------------------------------------------------------------------------------------------------------------------
 TOTAL            44      188,930      100.0%    $4,972,760     100.0%
-------------------------------------------------------------------------------------------------------------------------


(1) Certain information from the Rexville Towne Center loan appraisal dated May 1, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    48 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                              REXVILLE TOWNE CENTER
--------------------------------------------------------------------------------


          [2 MAPS INDICATING LOCATION OF REXVILLE TOWNE CENTER OMITTED]





                                    49 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                              REXVILLE TOWNE CENTER
--------------------------------------------------------------------------------




                   [SITE MAP OF REXVILLE TOWNE CENTER OMITTED]



Note: This exhibit is provided for illustrative purposes. The actual building area is not necessarily drawn to scale.


                                    50 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9




                      [THIS PAGE INTENTIONALLY LEFT BLANK]



                                    51 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                            HARBOUR LIGHTS APARTMENT
--------------------------------------------------------------------------------


[3 PHOTOS OF HARBOUR LIGHTS APARTMENT OMITTED]







                                    52 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                            HARBOUR LIGHTS APARTMENT
--------------------------------------------------------------------------------

                       MORTGAGE LOAN INFORMATION
-----------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $25,000,000

 CUT-OFF PRINCIPAL BALANCE:    $25,000,000

 % OF POOL BY IPB:             2.2%

 LOAN SELLER:                  JPMorgan Chase Bank

 BORROWER:                     Harbour Lights Limited Partnership

 SPONSOR:                      FDC Equities, Inc.

 ORIGINATION DATE:             05/06/04

 INTEREST RATE:                4.4000%

 INTEREST ONLY PERIOD:         NAP

 MATURITY DATE:                06/01/14

 AMORTIZATION TYPE:            Balloon

 ORIGINAL AMORTIZATION:        360 months

 REMAINING AMORTIZATION:       360 months

 CALL PROTECTION:              L(24),Def(92),O(4)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     No

 ADDITIONAL DEBT:              No

 ADDITIONAL DEBT TYPE:         NAP

 LOAN PURPOSE:                 Refinance


--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

Due to the loan-to-value ratio of the Harbour Lights Apartment Loan, no escrows were required.


                PROPERTY INFORMATION
-----------------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset

 TITLE:                      Fee

 PROPERTY TYPE:              Multifamily - Garden

 UNITS:                      342

 LOCATION:                   Huntington Beach, CA

 YEAR BUILT/RENOVATED:       1970/2002

 OCCUPANCY:                  90.1%

 OCCUPANCY DATE:             04/20/04

 HISTORICAL NOI:

   2002:                     $ 3,182,324

   2003:                     $ 3,234,548

   TTM AS OF 03/31/04:       $ 3,200,348

 UW NOI:                     $ 2,968,726

 UW NET CASH FLOW:           $ 2,891,776

 APPRAISED VALUE:            $47,400,000

 APPRAISAL DATE:             03/17/04



          FINANCIAL INFORMATION
-----------------------------------------
 CUT-OFF DATE LOAN/UNIT:     $73,099
 CUT-OFF DATE LTV:             52.7%
 MATURITY LTV:                 42.5%
 UW DSCR:                      1.92x



------------------------------------------------------------------------------------------------------------------------------------
                                                       MULTIFAMILY INFORMATION

                                                                 APPROXIMATE
                                                 AVERAGE UNIT   NET RENTABLE    % OF TOTAL    AVERAGE MONTHLY    AVERAGE MONTHLY
             UNIT MIX            NO. OF UNITS    SQUARE FEET         SF             SF          ASKING RENT       MARKET RENT
------------------------------------------------------------------------------------------------------------------------------------
 1 BEDROOM/1 BATHROOM                120              746           89,472         21.0%          $1,210             $1,195
 2 BEDROOM/ 2 BATHROOM               168            1,100          184,800         53.2%          $1,445             $1,450
 2 BEDROOM/ 2 BATHROOM + DEN          54            1,351           72,954         25.8%          $1,625             $1,625
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL/AVERAGE                       342            1,015          347,226        100.0%          $1,391             $1,388
------------------------------------------------------------------------------------------------------------------------------------

                                    53 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                            HARBOUR LIGHTS APARTMENT
--------------------------------------------------------------------------------

THE LOAN. The Harbour Lights Apartment loan is secured by a first mortgage interest in a garden style apartment complex consisting of 342 units on approximately 8.4 acres.

THE BORROWER. The borrower is Harbour Lights Limited Partnership. The borrower is a single purpose entity that is controlled by FDC Equities, Inc., which is engaged in asset management, real estate syndication and partnership administration. FDC Equities is the General Partner of 29 limited partnerships, which comprise over 1,100 investors. These partnerships own apartment complexes located in central and southern California, which comprise 3,485 apartment units with a value in excess of $280 million. FDC Equities holds equity portions in the partnerships as General Partner with percentage interests ranging from 1% to 50%. During 1994 and 1995, FDC was involved in the acquisition, development and syndication of projects comprising over 890 apartment units and raised more than $8.5 million in equity capital for such acquisitions.

FDC Equities, Inc. is the successor company to Fredricks Development Corporation. During the 1970s and 1980s, Fredricks constructed over 15,000 residential units in Southern California while syndicating more than thirty apartment projects and raising more than $56 million in equity capital.

THE PROPERTY. The Harbour Lights Apartments property is located in Huntington Beach, California. The Harbour Lights apartment complex consists of 342 units and is currently 90.1% occupied. Unit amenities include private decks and patios, walk-in closets, air conditioning and central heating, dishwashers, and refrigerators. Property amenities include elevators, heated pool and spa, fitness center, landscaped grounds, covered parking, clubhouse, and laundry facilities.

THE MARKET(1). The Harbour Lights Apartments are located in Huntington Beach, California, which is a part of Orange County. The property is located on Saybrook Lane and includes frontage on both Boardwalk Drive and Pickwick Circle. The neighborhood is located in the northwestern section of the city of Huntington Beach in the Huntington Harbour area. Interstate 405 and Pacific Coast Highway 1 provide efficient access to the area. Additionally, it is 25 miles from Los Angeles International Airport.

The complex is part of a neighborhood about 1/4 mile east of Huntington Harbour and is near the Pacific Ocean. The immediate neighborhood consists largely of multifamily properties, single-family homes, and condos. The Harbour View Park and the Harbour View Elementary School are located to the north of the property. Huntington Harbour Mall, which consists of retail and office space, is to the south.

Information provided by REIS identifies the property as part of the Orange County/Huntington Beach submarket. The populations within the 1-, 3-, and 5-mile radii of the property were 20,161, 74,468, and 276,236, respectively in 2003. The Orange County multifamily market contains 194,495 units across 1,428 total properties. Vacancy rates at competitive properties in this market are found to be 4.2% on average.

PROPERTY MANAGEMENT. The manager of Harbour Lights is FDC Management, Inc, an affiliate of the borrower. FDC Management Inc. is a 12-year old company that manages over 4,000 apartment units in California.
-------------------------------------------------------------------------------


(1) Certain information from Harbour Lights Apartment's appraisal dated March 17, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    54 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                            HARBOUR LIGHTS APARTMENT
--------------------------------------------------------------------------------



          [MAP INDICATING LOCATION OF HARBOUR LIGHTS APARTMENT OMITTED]



                                    55 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                              CEDARVILLE WAREHOUSE
--------------------------------------------------------------------------------



                   [2 PHOTOS OF CEDARVILLE WAREHOUSE OMITTED]



                                    56 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                              CEDARVILLE WAREHOUSE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:     $25,000,000

 CUT-OFF PRINCIPAL BALANCE:      $25,000,000

 % OF POOL BY IPB:               2.2%

 LOAN SELLER:                    CIBC Inc.

 BORROWER:                       Cedarville II, Inc.

 SPONSOR:                        Abdelrahman Ayyad

 ORIGINATION DATE:               06/08/04

 INTEREST RATE:                  7.0200%

 INTEREST ONLY PERIOD:           NAP

 MATURITY DATE:                  07/01/14

 AMORTIZATION TYPE:              Balloon

 ORIGINAL AMORTIZATION:          240 months

 REMAINING AMORTIZATION:         240 months

 CALL PROTECTION:                L(23),Def(93),O(4)

 CROSS-COLLATERALIZATION:        No

 LOCK BOX:                       Springing

 ADDITIONAL DEBT:                No

 ADDITIONAL DEBT TYPE:           NAP

 LOAN PURPOSE:                   Refinance


--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:           INITIAL      MONTHLY
                          ----------      -------
   Tax:                   $  258,968      $21,581
   Insurance:             $   14,897      $ 3,724
   CapEx:                 $    5,204      $ 5,204
   Engineering:           $    7,938      $     0
   GSA SLA Reserve:(1)    $1,000,000      $     0
   GSA Work Reserve:(2)   $   77,915      $     0


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset

 TITLE:                      Fee

 PROPERTY TYPE:              Industrial - Warehouse/Distribution

 SQUARE FOOTAGE:             624,502

 LOCATION:                   Brandywine, MD

 YEAR BUILT/RENOVATED:       1992

 OCCUPANCY:                  100.0%

 OCCUPANCY DATE:             05/01/04

 UW NOI:                     $ 3,116,338

 UW NET CASH FLOW:           $ 2,929,264

 APPRAISED VALUE:            $35,000,000

 APPRAISAL DATE:             03/23/04



--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:      $ 40
 CUT-OFF DATE LTV:          71.4%
 MATURITY DATE LTV:         48.7%
 UW DSCR:                   1.26x


--------------------------------------------------------------------------------------------------------------------------------
                                                            SIGNIFICANT TENANTS

                                                            MOODY'S/       SQUARE       % OF         BASE            LEASE
         TENANT NAME                 PARENT COMPANY          S&P(3)         FEET          GLA       RENT PSF     EXPIRATION YEAR
--------------------------------------------------------------------------------------------------------------------------------
 REGENCY FURNITURE, INC.     Regency Furniture, Inc.      NAP            483,139      77.4%          $ 5.28     2019
 GENERAL SERVICES
   ADMINISTRATION(4)         United States Government     Aaa/AAA        141,363      22.6%          $ 6.54     2014
--------------------------------------------------------------------------------------------------------------------------------

(1) The lender held back $1,000,000 at closing. The funds will be released to the borrower when two General Services Administration lease amendments ("SLA 2 and SLA 3") are signed, the GSA provides satisfactory estoppels for SLA 2 and SLA 3 and confirmation that the GSA will commence payment of rent on August 1, 2004 on the entire 141,363 square feet; provided, however, that if the GSA commences payment of rent on a date other than August 1, 2004, the borrower is required to provide evidence that GSA has actually commenced payment of rent as set forth under SLA 3.

(2) The lender held back $77,915 at closing. The funds will be released to the borrower when the GSA is in occupancy and paying rent on all of its 141,363 square feet, all work in connection with the construction under SLA 3 has been completed and any required approval from the applicable government entity has been issued with respect to the expansion premises, and GSA provides a satisfactory estoppel confirming the foregoing matters.

(3) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(4) The General Services Administration ("GSA") currently leases 72,627 square feet at $5.78/sf modified gross for 10 years that expires on November 30, 2013. Although two supplemental lease agreements ("SLA 2" and "SLA 3") have not been signed, they have been agreed to in principle by the GSA and are currently in the final approval/signature process. Under SLA 2 and SLA 3, the GSA will combine its initial 72,627 square feet with the expansion 68,736 square feet, for a total of 141,363 square feet at a base rental rate of $6.54/sf modified gross until January 31, 2014.


                                    57 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                              CEDARVILLE WAREHOUSE
--------------------------------------------------------------------------------

THE LOAN. The Cedarville Warehouse loan (the "Loan") is secured by a fee interest in a 624,502 square foot industrial/warehouse prop erty located in Brandywine, Maryland.

THE BORROWER. Cedarville II, Inc. (the "Borrower") is a single asset entity that is 100% owned and controlled by Abdelrahman Ayyad. The ownership interest is comprised of the three tenants in common: 7900 Cedarville Road, LLC (88.69%); Trisun Brandywine LLC (5.54%); and SB Brandywine LLC (5.77%). 7900 Cedarville Road, LLC is 100% owned and controlled by the principal, Abdelrahman Ayyad.

Mr. Ayyad is the founder and owner of Regency Furniture, Inc. ("Regency") and has been in the furniture business since 1996. In 1998, Mr. Ayyad had opened Regency's first store in Fairfax, Virginia and has since opened three other Regency stores including the subject property, which serves as the corporate headquarters and warehouse. Mr. Ayyad's real estate portfolio includes the subject property, four assets in Maryland and six assets in Washington, D.C.

THE PROPERTY. Cedarville Warehouse is a 624,502 square foot industrial/warehouse building situated on a 56.1 acre site in Brandywine, Maryland. The property, which was constructed in 1992, has 147 working loading docks and a ceiling height of 30.25 feet. In addition, the property has one drive-up dock located on the east side of the building. Approximately 4% (24,980 square feet) of the property's NRA consists of office finish.

The property is 89% leased, but 100% occupied by two tenants: Regency and the General Services Administration ("GSA"). Regency leases 483,139 square feet or 77.4% of the NRA under a 15-year NNN lease at a rental rate of $5.28/sf with 3.0% annual increases. Regency's lease is personally guaranteed by Abdelrahman Ayyad, the Borrower's sponsor. Regency's space could be subdivided for multi-tenant use.

The GSA currently leases 72,627 square feet at $5.78/sf modified gross for 10 years that expires on November 30, 2013. Although two supplemental lease agreements ("SLA 2" and "SLA 3") have not been signed, they have been agreed to in principle by the GSA and are currently in the final approval/signature process. As such, the lender held back $1,000,000, which will be released to the Borrower upon the receipt of SLA 2 and SLA 3, and a satisfactory estoppel for both SLA 2 and SLA 3 and confirmation that the GSA will commence paying rent on August 1, 2004 on the entire 141,363 square feet. Lender held back $77,915, which will be released to the Borrower upon the receipt of, and confirmation that all work in connection with the construction under SLA 3 has been completed and any required approval from the applicable government entity has been issued with respect to the expansion premises, evidence that the GSA is in occupancy and paying rent on all 141,363 square feet and an estoppel satisfactory to lender confirming the foregoing matters. Under SLA 2 and SLA 3, the GSA will combine its initial 72,627 square feet with the expansion 68,736 square feet, for a total of 141,363 square feet at a base rental rate of $6.54/sf modified gross until January 31, 2014. The GSA is responsible for the reimbursement of real estate taxes and operating expenses over a base year. The GSA space is used to store office equipment and supplies for the National Oceanic and Atmospheric Administration.

Commencing January 31, 2013, one year prior to GSA's lease expiration, the lender will institute a cash flow sweep. The cash flow sweep will cease with funds remitted to the Borrower should the GSA renew its lease for a term no less than five years or an acceptable replacement lease is entered into. Further, all excess cash flow will be swept if the DSCR drops below 1.15x.

THE MARKET(1). The property is located in the Washington, D.C. Primary Metropolitan Statistical Area ("PMSA"), which had a population of approximately
5.19 million people as of 2003. The property is located in Prince George's County, 21 miles southeast of Washington D.C. Prince George's County is the third most populated county in the PMSA with an estimated 2003 population of 830,419 people. The 2003 population within the 1-, 3- and 5-mile radii of the property is 1,416, 17,382 and 54,440, respectively. The median household income within the 1-, 3- and 5-mile radii of the property is $77,140, $67,674 and $66,121, respectively, compared to the median household income for Prince George's County of $60,273.

The property is located at the corner of Route 301 and Cedarville Road and has good visibility from both arteries. Immediate access to the property is provided by a single entrance off Cedarville Road on the south side of the Property. The property has convenient access to southern Maryland and other parts of the Washington, D.C. metropolitan area via Highway 301 and State Road 5. Highway 301, also known as Crain Road, is primarily an eight-lane road that traverses the neighborhood in a north-south direction, providing access to Charles and St. Mary's Counties to the south and Prince George's County and U.S. Route 50 to the north. State Road 5 also provides north-south access to the area. This arterial merges with Interstate 495 approximately 12 miles north of the property.

The Washington, D.C. industrial market is comprised of 30 submarkets that include 142.8 million square feet with a 10.4% vacancy rate as of the fourth quarter 2003. The subject's submarket of Prince George's County consists of 47.9 million square feet, with an overall vacancy rate of 11.5%. Asking rents for industrial space in Prince George's County submarket average $6.71/psf as of the fourth quarter of 2003. The property can be further classified as part of the Brandywine/Upper Marlboro micro-market, which has a total inventory of 2,250,394 square feet in 19 buildings with a 3.9% vacancy rate.

PROPERTY MANAGEMENT. The property is managed by Santay Realty, LLC, an affiliate of the Borrower.
-------------------------------------------------------------------------------


(1) Based on information from the Cedarville Warehouse loan appraisal dated March 23, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    58 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                              CEDARVILLE WAREHOUSE
--------------------------------------------------------------------------------





            [MAP INDICATING LOCATION OF CEDARVILLE WAREHOUSE OMITTED]





                                    59 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                       AVION MIDRISE III AND IV PORTFOLIO
--------------------------------------------------------------------------------


            [3 PHOTOS OF AVION MIDRISE III AND IV PORTFOLIO OMITTED]




                                    60 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                       AVION MIDRISE III AND IV PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $23,700,000

 CUT-OFF PRINCIPAL BALANCE:    $23,651,824

 % OF POOL BY IPB:             2.1%

 LOAN SELLER:                  CIBC Inc.

 BORROWER:                     ARG at Avion II, LLC

 SPONSOR:                      Advance Realty Group, LLC

 ORIGINATION DATE:             03/31/04

 INTEREST RATE:                5.5200%

 INTEREST ONLY PERIOD:         NAP

 MATURITY DATE:                04/01/14

 AMORTIZATION TYPE:            Balloon

 ORIGINAL AMORTIZATION:        360 months

 REMAINING AMORTIZATION:       358 months

 CALL PROTECTION:              L(24),Def(90),O(4)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     Springing

 ADDITIONAL DEBT:              No

 ADDITIONAL DEBT TYPE:         NAP

 LOAN PURPOSE:                 Acquisition


--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:       INITIAL      MONTHLY
                        ---------     --------
  Taxes:                $ 106,473     $ 17,745
  Insurance:            $  41,203     $  3,434
  CapEx:                $   2,384     $  2,384



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Portfolio

 TITLE:                    Fee

 PROPERTY TYPE:            Office - Suburban

 SQUARE FOOTAGE:           143,011

 LOCATION:                 Chantilly, VA

 YEAR BUILT/RENOVATED:     Avion III: 2003

                           Avion IV: 2001

 OCCUPANCY:                100.0%

 OCCUPANCY DATE:           06/01/04

 NUMBER OF TENANTS:        2

 HISTORICAL NOI:

   2002:                   $ 1,514,868

   2003:                   $ 1,131,079

   TTM AS OF 10/31/03:     $ 1,131,079

 UW NOI:                   $ 2,386,135

 UW NET CASH FLOW:         $ 2,162,951

 APPRAISED VALUE:          $32,100,000

 APPRAISAL DATE:              02/10/04

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:   $ 165
 CUT-OFF DATE LTV:        73.7%
 MATURITY DATE LTV:       61.7%
 UW DSCR:                 1.34x



-------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS

                                                                                                     BASE       LEASE
                                                                 MOODY'S/     SQUARE      % OF       RENT     EXPIRATION
 TENANT NAME                               PARENT COMPANY         S&P(1)       FEET        GLA        PSF        YEAR
-------------------------------------------------------------------------------------------------------------------------
 LOCKHEED MARTIN CORP.             Lockheed Martin Corp.        Baa2/BBB   71,507     50.0%      $ 20.35     2008
 GENERAL SERVICES ADMINISTRATION   United States Government      Aaa/AAA   71,504     50.0%      $ 25.74     2012
-------------------------------------------------------------------------------------------------------------------------

(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


                                    61 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                       AVION MIDRISE III AND IV PORTFOLIO
--------------------------------------------------------------------------------

THE LOAN. The Avion Midrise III & IV loan (the "Loan") is secured by a fee interest in two office buildings comprising 143,011 square feet located in Chantilly, Virginia.

THE BORROWER. ARG at Avion II, LLC (the "Borrower") is a single asset entity owned by BOI II LLC, which is owned by BEDCAP Opportunity Investors, LLC (99%) and Advance 200, Inc. (1%). Both of these entities are owned 100% by Advance Realty Advisors, LLC, which is owned by Advance Realty Group, LLC, the Borrower's sponsor.

Advance Realty Group is a full service real estate firm that develops, acquires, leases and manages suburban office, flex, R&D, retail, and industrial properties. Advance Realty Group owns 5.17 million square feet and manages an additional 1.2 million square feet of commercial real estate in Northern and Central New Jersey, Washington, D.C., Boston, and Philadelphia metropolitan areas. Advance Realty Group has over 1.3 million square feet of office space under ownership in the suburban Washington D.C. market, inclusive of seven office/flex buildings encompassing 586,446 square feet in the Avion Business Park (not including Avion Midrise III & IV).

THE PROPERTY. Avion Midrise III & IV consists of two, three-story office properties, together comprising 143,011 square feet (Avion Midrise III: 71,507 sf, Avion Midrise IV: 71,504 sf) located on a 11.39 acre parcel in Chantilly, Virginia. The properties were constructed in 2001 (Avion Midrise IV) and 2003 (Avion Midrise III) and are situated in the Avion Business Park, a master-planned community comprised of 23 properties situated on a 188-acre, multi-use business campus comprised of office, R&D, and flex buildings. The properties are 100% occupied by two investment grade tenants.

Avion Midrise III is fully occupied by Lockheed Martin Corp., rated "BBB" by S&P and "Baa2" by Moody's. Lockheed Martin Corp. is the world's largest defense contractor, with principal businesses including Electronic Systems, Space Systems, Aeronautics, Integrated Systems and Solutions, and IT Services. Lockheed Martin Corp. is subject to a 5-year lease expiring on September 30, 2008 with one, 4-year extension option.

Lockheed Martin Corp. has a one-time early termination option on October 31, 2006 with a nine-month notice provision and a $2,367,925 ($33.11/sf) cancellation fee, which is equal to approximately 17 months of debt service. In addition, in the event that Lockheed Martin provides notice of lease termination, the lender will sweep all excess cash flow. Together, the cancellation fee and the cash flow sweep would provide approximately $3,036,622 or $42.47/sf.

Avion Midrise IV is fully occupied by the General Services Administration (the "GSA"), rated "AAA" by S&P and "Aaa" by Moody's. The GSA is one of three central management agencies that set Federal policy in such areas as Federal procurement, real property management, and information resource management. The space is occupied by the Drug Enforcement Agency. The GSA is subject to a 10-year lease expiring on January 31, 2012 with two, 5-year extension options.

The Loan is structured with a cash flow sweep that will spring twelve months prior to the expiration of either tenant's lease, provided that the tenant does not extend or is not replaced. As a result of the all-excess cash flow sweep, approximately $1.2 million ($16.60/sf) will be available on September 30, 2008 and approximately $1.8 million ($25.22/sf) available on January 31, 2012 to re-tenant the Lockheed Martin and the GSA spaces, respectively, if the tenants vacate.

Releases of individual properties are permitted subject to defeasance of 125% of the allocated loan amount and a minimum DSCR of 1.25x on the remaining exposure post release.

THE MARKET(1). The properties are located in the Washington, D.C. Primary Metropolitan Statistical Area ("PMSA"), which has a population of approximately
5.22 million people as of 2003. The properties are located in Fairfax County, the most populated county in the PMSA with approximately one million people. The properties are located approximately 18 miles west of downtown Washington, D.C., along the southern border of Dulles International Airport. According to ESRI BIS, Chantilly had an estimated 2003 population of 45,067 and median household income of $100,534 per year.

The Northern Virginia office market consists of approximately 157 million square feet spread across 6 submarkets, with Reston/Herndon being the largest at over 27 million square feet, with a vacancy rate of 13.2% and average asking rents of $24.73/sf (modified gross) as of 4th quarter 2003. In 2003 the Northern Virginia Office market had a positive absorption of approximately 5 million square feet.

The properties are located in the Route 28 South submarket, which is also known as Dulles South. The submarket consists of 113 office buildings containing 8.2 million square feet of office inventory, of which 2.2 million square feet is Class "A" space. During 2003, the direct vacancy rate for the Route 28 South submarket was 16.50%, however, the 16 Class "A" buildings (including the Properties) in the Route 28 South submarket had an overall vacancy rate of 4.3%.

The properties are located within the Avion Business Park, which is currently 98.1% occupied. The Avion Business Park has excellent visibility and access from Lee Jackson Memorial Highway (Route 50), a six-lane thoroughfare serving as the main east/west route in the Properties' immediate area. Secondary access is available via Stonecroft Boulevard on the west side of the park. I-66 is located approximately six miles east and provides direct access to the Capital Beltway (I-95 and I-495) and addition to downtown Washington, D.C. In addition, Route 28, located approximately 1/4 mile east of the subject, provides access to Dulles International Airport.

PROPERTY MANAGEMENT. The property is managed by Advance Realty Management, Inc., an affiliate of the Borrower.
-------------------------------------------------------------------------------

(1) Certain information from the Avion III & IV Loan appraisals dated February 10, 2004, unless otherwise stated. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of any of the assumptions underlying the appraisals.

                                    62 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                       AVION MIDRISE III AND IV PORTFOLIO
--------------------------------------------------------------------------------


     [MAP INDICATING LOCATION OF AVION MIDRISE III AND IV PORTFOLIO OMITTED]




                                    63 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
               RIDGEMONT APARTMENTS AND MOUNTAIN BROOK APARTMENTS
--------------------------------------------------------------------------------

[4 PHOTOS OF RIDGEMONT APARTMENTS AND MOUNTAIN BROOK APARTMENTS OMITTED]




                                    64 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
               RIDGEMONT APARTMENTS AND MOUNTAIN BROOK APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $16,925,000

 CUT-OFF PRINCIPAL BALANCE:    $16,925,000

 % OF POOL BY IPB:             1.5%

 LOAN SELLER:                  CIBC Inc.

 BORROWER:                     Ridge Mountain, LLC

 SPONSOR:                      John Gosnell

 ORIGINATION DATE:             05/07/04

 INTEREST RATE:                6.3600%

 INTEREST ONLY PERIOD:         NAP

 MATURITY DATE:                06/01/14

 AMORTIZATION TYPE:            Balloon

 ORIGINAL AMORTIZATION:        360 months

 REMAINING AMORTIZATION:       360 months

 CALL PROTECTION:              L(24),Def(92),O(4)

 CROSS-COLLATERALIZATION:      No

 LOCK BOX:                     No

 ADDITIONAL DEBT:              $1,075,000

 ADDITIONAL DEBT TYPE:         B-Note

 LOAN PURPOSE:                 Acquisition


--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:   INITIAL      MONTHLY
                    --------      -------
  Taxes:            $252,207      $25,221
  Insurance:        $ 15,697      $ 5,232
  CapEx:            $ 10,542      $10,542


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Portfolio

 TITLE:                    Fee

 PROPERTY TYPE:            Multifamily - Garden

 UNITS:                    506

 LOCATION:                 Various, TN

 YEAR BUILT/RENOVATED:     1987 - 1988

 OCCUPANCY:                92.5%

 OCCUPANCY DATE:           03/22/04

 HISTORICAL NOI:

  2002:                    $ 1,444,244

  2003:                    $ 1,517,562

  TTM AS OF 02/29/04:      $ 1,505,364

 UW NOI:                   $ 1,676,141

 UW NET CASH FLOW:         $ 1,549,641

 APPRAISED VALUE:          $21,500,000

 APPRAISAL DATE:           03/16/04


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/UNIT:   $33,449
 CUT-OFF DATE LTV:           78.7%
 MATURITY LTV:               67.5%
 UW DSCR:                    1.22x



                                    65 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
               RIDGEMONT APARTMENTS AND MOUNTAIN BROOK APARTMENTS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                         RIDGEMONT APARTMENTS MULTIFAMILY INFORMATION

                                                                APPROXIMATE
                                                  AVERAGE      NET RENTABLE    % OF TOTAL    AVERAGE MONTHLY    AVERAGE MONTHLY
           UNIT MIX          NO. OF UNITS   UNIT SQUARE FEET        SF             SF             RENT           MARKET RENT
-------------------------------------------------------------------------------------------------------------------------------
 1 BEDROOM/1 BATH                 68                732            49,776         25.9%           $498               $540
 1 BEDROOM/1 BATH DELUXE          58                792            45,936         23.9%           $517               $568
 2 BEDROOM/2 BATH                 68                946            64,328         33.5%           $607               $655
 2 BEDROOM/2 BATH DELUXE          32              1,005            32,160         16.7%           $648               $700
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL/AVERAGE                   226                850           192,200        100.0%           $557               $604
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                     MOUNTAIN BROOK APARTMENTS MULTIFAMILY INFORMATION
-------------------------------------------------------------------------------------------
 1 BEDROOM/1 BATH              72       732       52,704         22.3%     $485      $505
 1 BEDROOM/1 BATH DELUXE       98       792       77,616         32.8%     $515      $530
 2 BEDROOM/2 BATH              70       943       66,010         27.9%     $564      $605
 2 BEDROOM/2 BATH DELUXE       40     1,005       40,200         17.0%     $653      $675
-------------------------------------------------------------------------------------------
 TOTAL/AVERAGE                280       845      236,530        100.0%     $539      $563
-------------------------------------------------------------------------------------------

THE LOAN. The Ridgemont Apartments and Mountain Brook Apartments loan (the "Loan") is secured by a fee interest in two multifamily properties comprising 506 units, located in Red Bank and Chattanooga, Tennessee, respectively.

THE BORROWER. Ridge Mountain, LLC (the "Borrower") is a single asset entity owned by John Gosnell, who owns four other multifamily properties totaling 568 units where he is involved in all aspects of the property ownership and management.

THE PROPERTY. Ridgemont Apartments ("Ridgemont") is a 226 unit multifamily property situated on a 23.51-acre parcel of land located on the southeast side of Ashmore Avenue in Red Bank, Tennessee. Ridgemont is improved with 12, two- and three-story buildings that were constructed in 1988. Ridgemont's amenities include a leasing office/clubhouse, two laundry rooms, an exercise building that contains a hot tub, and a swimming pool and basketball court.

Mountain Brook Apartments ("Mountain Brook") is a 280 unit multifamily property situated on a 42.93-acre parcel of land located on the west side of Mountain Creek Road in Chattanooga, Tennessee. Mountain Brook is improved with 19, two- and three-story buildings that were constructed in 1987. Mountain Brook's amenities include a swimming pool, tennis court, two laundry rooms and a leasing office/ clubhouse that contains an exercise facility.

There are no releases permitted under the Loan documents.

THE MARKET(1). Ridgemont and Mountain Brook are located in the Chattanooga MSA that has a current population of 468,000. The properties are located in Hamilton County, which grew 7.8% between 1990 and 2000, and has a population of 307,896 as of 2000.

Ridgemont is located in the town of Red Bank, a predominantly suburban community three miles north of the Chattanooga CBD. Interstates 24, 59 and 75, which traverse Red Bank, provide access to the Chattanooga CBD. The population within the 1-, 3- and 5-mile radii is 4,644, 32,106 and 87,566, respectively. The median household income in the 1-, 3-, and 5 mile radii is $31,103, $32,488 and $33,000, respectively.

Mountain Brook is located along North Runyon Drive, approximately six miles north of the Chattanooga CBD, and is part of the greater Chattanooga-Georgia MSA. The property is situated along the eastern base of Signal Mountain, which is an upscale neighborhood in the City of Chattanooga. The population within the 1-, 3- and 5-mile radii is 4,817, 32,094 and 66,913, respectively. The median household income in the 1-, 3-, and 5-mile radii is $36,732, $42,614 and $40,294, respectively.

Both properties are located in predominantly residential areas comprised of single-family residential homes, several multifamily rental complexes, and several commercial properties. Both neighborhoods are between 50% and 75% developed. Both properties are located in the North Chattanooga submarket, which had a vacancy rate of 9.0% as of the 4th Quarter 2003 according to REIS.

PROPERTY MANAGEMENT. Ridgemont and Mountain Brook are self-managed.
-------------------------------------------------------------------------------

(1) Certain information from the Ridgemont Apartments and Mountain Brook Apartments Loan appraisals dated March 16, 2004, unless otherwise stated. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


                                    66 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
               RIDGEMONT APARTMENTS AND MOUNTAIN BROOK APARTMENTS
--------------------------------------------------------------------------------




              [MAP INDICATING LOCATION OF RIDGEMONT APARTMENTS AND
                       MOUNTAIN BROOK APARTMENTS OMITTED]





                                    67 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                            KINGS POINTE APARTMENTS
--------------------------------------------------------------------------------

                                   [4 PHOTOS OF KINGS POINTE APARTMENTS OMITTED]





                                    68 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                            KINGS POINTE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:     $16,500,000

 CUT-OFF PRINCIPAL BALANCE:      $16,500,000

 % OF POOL BY IPB:               1.5%

 LOAN SELLER:                    JPMorgan Chase Bank

 BORROWER:                       Kings Pointe Apartments, L.L.C.

 SPONSOR:                        Charles F. Weber, Betty A. Weber

 ORIGINATION DATE:               05/13/04

 INTEREST RATE:                  4.6700%

 INTEREST ONLY PERIOD:           60 months

 MATURITY DATE:                  06/01/14

 AMORTIZATION TYPE:              IO-Balloon

 ORIGINAL AMORTIZATION:          360 months

 REMAINING AMORTIZATION:         360 months

 CALL PROTECTION:                L(24),Def(92),O(4)

 CROSS-COLLATERALIZATION:        NAP

 LOCK BOX:                       NAP

 ADDITIONAL DEBT:                NAP

 ADDITIONAL DEBT TYPE:           NAP

 LOAN PURPOSE:                   Refinance


--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:      INITIAL      MONTHLY
                       --------      -------
   Taxes:              $181,399      $18,140
   Insurance:          $ 17,805      $ 4,451





--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset

 TITLE:                      Fee

 PROPERTY TYPE:              Multifamily - Garden

 UNITS:                      244

 LOCATION:                   Fayetteville, NC

 YEAR BUILT/RENOVATED:       1998

 OCCUPANCY:                  100.0%

 OCCUPANCY DATE:             02/29/04

 HISTORICAL NOI:

   2002:                     $ 1,782,076

   2003:                     $ 1,758,760

 UW NOI:                     $ 1,605,959

 UW NET CASH FLOW:           $ 1,551,984

 APPRAISED VALUE:            $22,525,000

 APPRAISAL DATE:             03/26/04



--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/UNIT:   $67,623
 CUT-OFF DATE LTV:           73.3%
 MATURITY LTV:               67.2%
 UW DSCR:                    1.52x


--------------------------------------------------------------------------------------------------------------------------
                                                 MULTIFAMILY INFORMATION
                                                           APPROXIMATE
                                           AVERAGE UNIT   NET RENTABLE    % OF TOTAL    AVERAGE MONTHLY    AVERAGE MONTHLY
          UNIT MIX         NO. OF UNITS    SQUARE FEET         SF             SF          ASKING RENT       MARKET RENT
--------------------------------------------------------------------------------------------------------------------------
 1 Bedroom/1 Bathroom           60              836           50,160         18.9%           $714               $714
 2 Bedroom/ 2 Bathroom         158            1,157          182,806         68.8%           $823               $823
 3 Bedroom/ 2 Bathroom          26            1,255           32,630         12.3%           $907               $907
--------------------------------------------------------------------------------------------------------------------------
 TOTAL/AVERAGE                 244            1,089          265,596        100.0%           $805               $805
--------------------------------------------------------------------------------------------------------------------------


                                    69 of 75
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                            KINGS POINTE APARTMENTS
--------------------------------------------------------------------------------

THE LOAN. The Kings Pointe Apartments loan is secured by a first mortgage interest on a class A garden style apartment community consisting of 244 units on approximately 15.8 acres.

THE BORROWER. The borrower is Kings Pointe Apartments, L.L.C. The borrower is a single purpose entity that is controlled by Chuck and Betty Webber. Chuck Webber is a local developer currently owning and operating 3 multifamily projects in the Fayetteville area, and has been in the real estate field for over 30 years. Additionally Mr. Webber has been a builder since 1998 and has developed multifamily and office units, as well as a 528 unit condominium complex in that time.

THE PROPERTY. The Kings Pointe Apartments property is located in Fayetteville, North Carolina. The Kings Pointe apartment complex is comprised of ten three-story buildings totaling 244 units with nine different floor plan options. The property was built in 1998 and is currently 100.0% occupied. Unit amenities include built in entertainment center, built in computer desk, washer/dryer combination, dishwasher, refrigerator, and gas log fireplace. Property amenities include a swimming pool, fitness center with trainers, and lakeside setting.

THE MARKET. The Kings Pointe Apartments property is located in Fayetteville, Cumberland County, North Carolina on the east side of Westlake Road, north of its intersection with Morganton Road. The main entrance to the property is off of Westlake Road. There is a traffic signal at the intersection of Morganton Road and Westlake allowing easy access to the property. The property is located on Westlake Road in the western part of the city, 1.5 miles west of Cross Creek Mall and 4 miles east of Fort Bragg military base. Morganton Road and Interstate 401 provide access to the area, and serve as major throughways to the Cross Creek retail corridor.

The subject is located in the residential corridor of Fayetteville, serving Fort Bragg and the city of Fayetteville. There are currently approximately 10,711 units in the Fayetteville market as of January 2004, with the central mid-town submarket contributing approximately 60.0% or approximately 6,396 units. The average occupancy rate for the Fayetteville market as of January 2004 was approximately 93.6% and approximately 96.0% for the submarket. The average household income within a 5-mile radius of the subject property as of 2003 was approximately $53,592.The comparable properties report occupancy rates of approximately 98.0% to approximately 100.0%. The subject's current occupancy is 100.0%.

PROPERTY MANAGEMENT. The manager of Kings Pointe Apartments is Morganton Development, which is owned by the borrower. Morganton Development has managed multifamily properties since 1990 and currently manages over 650 units.
-------------------------------------------------------------------------------


                                    70 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                            KINGS POINTE APARTMENTS
--------------------------------------------------------------------------------


          [MAP INDICATING LOCATION OF KINGS POINTE APARTMENTS OMITTED]


                                    71 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9

--------------------------------------------------------------------------------
                            KINGS POINTE APARTMENTS
--------------------------------------------------------------------------------


                  [SITE MAP OF KINGS POINTE APARTMENTS OMITTED]


                                    72 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9



                      [THIS PAGE INTENTIONALLY LEFT BLANK]




                                    73 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9



                      [THIS PAGE INTENTIONALLY LEFT BLANK]




                                    74 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                          JPMCC 2004-CIBC9



                      [THIS PAGE INTENTIONALLY LEFT BLANK]




                                    75 of 75

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.